                                                                   EXHIBIT 10.21


                                  $555,000,000

                     AMENDED AND RESTATED CREDIT AGREEMENT

                                     among

                          AMBAC ASSURANCE CORPORATION,

                                 VARIOUS BANKS,

                                      and


                               DEUTSCHE BANK AG,
                                NEW YORK BRANCH


                                    as Agent


                       __________________________________

                          Dated as of December 2, 1998

                       __________________________________

                               TABLE OF CONTENTS
                               -----------------

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SECTION 1.  DEFINITIONS AND PRINCIPLES OF CONSTRUCTION......................................     1

     Section 1.01  Defined Terms............................................................     1
     Section 1.02  Principles of Construction...............................................    11

SECTION 2.  AMOUNT AND TERMS OF CREDIT......................................................    11

     Section 2.01  The Loans................................................................    11
     Section 2.02  Amount of Each Borrowing.................................................    11
     Section 2.03  Notice of Borrowing......................................................    12
     Section 2.04  Disbursement of Funds....................................................    12
     Section 2.05  Notes....................................................................    12
     Section 2.06  Interest.................................................................    13
     Section 2.07  Capital Adequacy.........................................................    13

SECTION 3.  COMMITMENT FEES, FEES; AND TERMINATIONS,
            EXTENSIONS AND INCREASES OF COMMITMENTS AND
            CONTINGENT COMMITMENTS..........................................................    14

     Section 3.01  Fees.....................................................................    14
     Section 3.02  Voluntary Termination of Unutilized Commitments and Unutilized
                   Contingent Commitments...................................................    14
     Section 3.03  Mandatory Termination of Commitments and Contingent
                   Commitments..............................................................    15
     Section 3.04  Expiry Date..............................................................    15
     Section 3.05  Increase of Commitments..................................................    16

SECTION 4.  PREPAYMENTS: PAYMENTS...........................................................    17

     Section 4.01  Voluntary Prepayments....................................................    17
     Section 4.02  Mandatory Prepayments....................................................    18
     Section 4.03  Method and Place of Payment..............................................    18
     Section 4.04  Net Payments.............................................................    18
     Section 4.05  Limitations on Sources of Payment........................................    20

SECTION 5.  CONDITIONS PRECEDENT TO EFFECTIVENESS...........................................    20
     Section 5.01  Execution of Agreement; Notes............................................    20
     Section 5.02  No Default; Representations and Warranties...............................    20
     Section 5.03  Opinions of Counsel......................................................    20
     Section 5.04  Corporate Documents; Proceedings.........................................    21
     Section 5.05  Covered Portfolio, etc...................................................    21
     Section 5.06  Adverse Change, Rating, etc..............................................    21

                                      (1)

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     Section 5.07  Litigation...............................................................    22
     Section 5.08  Fees, etc................................................................    22

SECTION 6.  CONDITIONS PRECEDENT TO ALL CREDIT EVENTS.......................................    22

     Section 6.01  Loss Threshold Incurrence Date...........................................    22
     Section 6.02  Notice of Borrowing......................................................    22

SECTION 7.  REPRESENTATIONS, WARRANTIES AND AGREEMENTS......................................    23

     Section 7.01  Corporate Status.........................................................    23
     Section 7.02  Corporate Power and Authority............................................    23
     Section 7.03  No Violation.............................................................    23
     Section 7.04  Governmental Approvals...................................................    23
     Section 7.05  Financial Statements; Financial Condition; Undisclosed Liabilities; etc..    24
     Section 7.06  Litigation...............................................................    25
     Section 7.07  True and Complete Disclosure.............................................    25

Section 7.08  Use of Proceeds; Margin Regulations...........................................    25

     Section 7.09  Tax Returns and Payments.................................................    25
     Section 7.10  Compliance with ERISA....................................................    25
     Section 7.11  Capitalization...........................................................    26
     Section 7.12  Subsidiaries.............................................................    26
     Section 7.13  Compliance with Statutes, etc............................................    26
     Section 7.14  Investment Company Act...................................................    26
     Section 7.15  Public Utility Holding Company Act.......................................    27
     Section 7.16  Compliance with Insurance Law............................................    27
     Section 7.17  Covered Portfolio........................................................    28

SECTION 8.  AFFIRMATIVE COVENANTS...........................................................    28

     Section 8.01  Information Covenants....................................................    28
     Section 8.02  Books, Records and Inspections...........................................    30
     Section 8.03  Maintenance of Property, Insurance.......................................    30
     Section 8.04  Corporate Franchises.....................................................    30
     Section 8.05  Compliance with Statutes, etc............................................    31
     Section 8.06  ERISA....................................................................    31
     Section 8.07  Performance of Obligations...............................................    31
     Section 8.08  Use of Proceeds..........................................................    31
     Section 8.09  Conduct of Business......................................................    32
     Section 8.10  Underwriting Criteria....................................................    32
     Section 8.11  Collection of Pledged Recoveries and Pledged Premiums....................    32
     Section 8.12  Pledged Reserve Release Notice...........................................    32
     Section 8.13  Registry.................................................................    32

                                      (2)

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SECTION 9.  NEGATIVE COVENANTS................................................................  32

     Section 9.01  Liens......................................................................  32
     Section 9.02  Consolidation, Merger, Sale of Assets, etc.................................  33

SECTION 10.  EVENTS OF DEFAULT................................................................  34

     Section 10.01  Payments..................................................................  34
     Section 10.02  Representations, etc......................................................  34
     Section 10.03  Covenants.................................................................  34
     Section 10.04  Default Under Other Agreements............................................  34
     Section 10.05  Bankruptcy, etc...........................................................  35
     Section 10.06  ERISA.....................................................................  35
     Section 10.07  Security Agreement........................................................  35
     Section 10.08  Judgments.................................................................  36
     Section 10.09  Change of Control.........................................................  36

SECTION 11.  THE AGENT........................................................................  36

     Section 11.01  Appointment...............................................................  36
     Section 11.02  Nature of Duties..........................................................  36
     Section 11.03  Lack of Reliance on the Agent.............................................  37
     Section 11.04  Certain Rights of the Agent...............................................  37
     Section 11.05  Reliance..................................................................  37
     Section 11.06  Indemnification...........................................................  37
     Section 11.07  The Agent in Its Individual Capacity......................................  38
     Section 11.08  Resignation by the Agent..................................................  38

SECTION 12.  MISCELLANEOUS....................................................................  39

     Section 12.01  Payment of Expenses, etc..................................................  39
     Section 12.02  Right of Setoff...........................................................  39
     Section 12.03  Notices...................................................................  40
     Section 12.04  Benefit of Agreement......................................................  40
     Section 12.05  No Waiver; Remedies Cumulative............................................  42
     Section 12.06  Calculations; Computations................................................  43
     Section 12.07  Governing Law; Submission to Jurisdiction; Venue..........................  43
     Section 12.08  Obligation to Make Payments in Dollars....................................  44
     Section 12.09  Counterparts..............................................................  44
     Section 12.10  Effectiveness.............................................................  44
     Section 12.11  Headings Descriptive......................................................  44
     Section 12.12  Amendment or Waiver.......................................................  44
     Section 12.13  Survival..................................................................  45
     Section 12.14  Exclusions from Covered Portfolio.........................................  45

                                      (3)

SCHEDULES
---------

Schedule I    Commitments and Contingent Commitments
Schedule II   Undisclosed Liabilities
Schedule III  Subsidiaries
Schedule IV   Reinsurance Agreements



EXHIBITS
--------

Exhibit A     Notice of Borrowing
Exhibit B     Note
Exhibit C-1   Opinion of Stephen D. Cooke, Senior Vice President and General
              Counsel of the Borrower
Exhibit C-2   Opinion of Shearman & Sterling, New York Special Counsel to the
              Borrower
Exhibit C-3   Opinion of Ross & Stevens, S.C., Wisconsin Special Counsel to the
              Borrower
Exhibit D     Officers' Certificate of the Borrower
Exhibit E     [Intentionally Left Blank]
Exhibit F     Assignment and Assumption Agreement
Exhibit G     Section 4.04(b)(iii) Certificate

                                      (4)

          AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 2, 1998, among AMBAC ASSURANCE CORPORATION (formerly, AMBAC INDEMNITY CORPORATION) (the "Borrower"), a Wisconsin stock insurance corporation, the Banks party hereto from time to time, and DEUTSCHE BANK AG, NEW YORK BRANCH, acting in its capacity as Agent pursuant to Section 11 hereof (in such capacity, the "Agent").


                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS, the Borrower, certain of the Banks and the Agent are parties to the Original Credit Agreement (as hereinafter defined);

          WHEREAS, the Borrower, the Banks and the Agent have agreed to amend and restate in its entirety the Original Credit Agreement as provided herein; and

          WHEREAS, subject to and upon the terms and conditions herein set forth, the Banks are willing to make available to the Borrower the credit facility provided for herein;


          NOW, THEREFORE, IT IS AGREED:

SECTION 1.  DEFINITIONS AND PRINCIPLES OF CONSTRUCTION.

          Section 1.01  Defined Terms.  As used in this Agreement, the following
                        -------------
terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Affiliate" shall mean, with respect to any Person, any other Person (other than an individual) directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person; provided, however, that an Affiliate of the Borrower shall include any Person that directly or indirectly owns more than 5% of the Borrower and any officer or director of the Borrower or any such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

          "Agent" shall mean Deutsche Bank AG, New York Branch, in its capacity as Agent for the Banks hereunder, and shall include any successor to the Agent appointed pursuant to Section 11.08.

          "Agreement" shall mean this Amended and Restated Credit Agreement, as modified, supplemented or amended from time to time.

          "Applicable Margin" shall mean a percentage per annum equal to 1.50%.

          "Authorized Officer" shall mean any president, senior vice-president and general counsel, chief financial officer or treasurer of the Borrower.

          "Assignment and Assumption Agreement" shall mean any Assignment and Assumption Agreement substantially in the form of Exhibit F entered into pursuant to the terms hereof.

          "Average Annual Debt Service", as of a specified date with respect to an Insured Obligation, shall mean the applicable Retained Percentage times the sum of (i) the aggregate outstanding principal amount of such Insured Obligation, and (ii) the aggregate amount of interest thereafter required to be paid on such Insured Obligation (giving effect to all mandatory sinking fund payments or other regularly scheduled required redemptions, prepayments or other retirement of principal), divided by the number of whole and fractional years from the date of determination to the latest maturity date of such Insured Obligation, and with respect to the Covered Portfolio as of such date as specified, shall mean the sum of the Average Annual Debt Service as of such date of all Insured Obligations contained in the Covered Portfolio. In the event that an Insured Obligation bears interest at a variable rate, the interest thereon for purposes of the determination of Average Annual Debt Service shall be calculated at the rate employed by the Borrower to compute average annual debt service with respect to such Insured Obligation in accordance with its customary business practices.

          "Bank" shall mean the banks listed on the signature pages hereof on the Effective Date as well as any institution which becomes a Bank hereunder pursuant to Section 3.05 or 12.04(b).

          "Base Rate" shall mean the higher of (i) 1/4 of 1% in excess of the Federal Funds Rate and (ii) the Prime Lending Rate.

          "Bankruptcy Code" shall have the meaning provided in Section 10.05.

          "Borrower" shall have the meaning provided in the first paragraph of this Agreement.

          "Borrower's Rating" shall mean the Borrower's claims-paying rating.

          "Borrowing" shall mean the borrowing of Loans on a given date.

          "Business Day" shall mean any day except Saturday, Sunday and any day which shall be in New York City a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close.

          "Change of Control" shall mean and include the occurrence of any of the following events: any Person, entity or "group" (within the meaning of Sections 13(d) or 14(d) of the Securities Exchange Act of 1934) other than any Person, entity or "group" which, immediately prior to such event, was a Subsidiary of the Parent (A) shall have acquired beneficial ownership of 20% or more of any outstanding class of capital stock of the Parent or the Borrower having ordinary voting power in the election of directors, provided that any
                                                           --------
Person, entity or group shall be permitted to acquire up to 25% of the outstanding capital stock of any such class in a transaction approved before the consummation of same by a majority of the directors of the Parent or the Borrower or (B) shall have obtained the power (whether or not exercised) to elect the majority of the Board of Directors of the Parent or the Borrower.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor.

          "Collateral" shall mean all "Collateral" as defined in the Security Agreement.

          "Collateral Account" shall have the meaning set forth in the Security Agreement.

          "Collateral Agent" shall have the meaning set forth in the Security Agreement.

          "Commitment" shall mean for each Bank the amount set forth opposite such Bank's name in Part A of Schedule I hereto directly below the column entitled "Commitment", as the same may be (x) reduced from time to time pursuant to Section 3.02 and/or 3.03 and (y) adjusted from time to time as a result of assignments to or from such Bank pursuant to Section 3.04, 3.05 or 12.04.

          "Commitment Date" shall have the meaning provided in Section 3.05.

          "Commitment Fees" shall have the meaning provided in Section 3.01(a).

          "Commitment Period" initially shall mean the period commencing on the Effective Date and ending on the Expiry Date and, from and after the date of any extension of the Expiry Date, shall mean the period commencing on the date which is seven years prior to the Expiry Date and ending on the Expiry Date.

          "Contingent Commitment" shall mean for each Part C Bank the amount set forth opposite such Part C Bank's name in Part C of Schedule I hereto directly below the column entitled "Contingent Commitment", as the same may be (x) reduced from time to time pursuant to Section 3.02 and/or 3.03 and (y) adjusted from time to time as a result of assignments to or from such Part C Bank pursuant to Section 3.04, 3.05 or 12.04.

          "Contingent Obligation" shall mean, as to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent,
(i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the holder of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

          "Covered Portfolio" shall mean and include each Insured Obligation as of the Effective Date and each Insured Obligation issued thereafter and prior to the Loss Threshold Incurrence Date other than any Insured Obligation which is excluded from the Covered Portfolio pursuant to Section 12.14.

          "Credit Documents" shall mean this Agreement, each Note and the Security Agreement.

          "Credit Event" shall mean the making of any Loan.

          "Cumulative Losses" for a specified period shall mean the aggregate Losses of the Borrower determined cumulatively during such period without regard to Pledged Recoveries.

          "Declining Bank" shall have the meaning provided in Section 3.04.

          "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

          "Defaulted Loan" means, with respect to any Bank at any time, the Loan or portion of any Loan required to be made by such Bank to the Borrower pursuant to Section 2.01 at or prior to such time that has not been made by such Bank as of such time.

          "Defaulting Bank" means, at any time, any Bank that, at such time, owes a Defaulted Loan.

          "Department" shall mean the Insurance Department of the State of Wisconsin.

          "Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States.

          "Effective Date" shall have the meaning provided in Section 12.10.

          "Eligible Transferee" shall mean and include a commercial bank, financial institution or other "accredited investor" (as defined in Regulation D of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder) assigned, or the parent of which is assigned, an unsecured senior debt rating (or shadow rating as reflected in a letter) by each of Moody's and S&P.

          "Extending Bank" shall have the meaning provided in Section 3.04.

          "Extension Request" shall have the meaning set forth in Section 3.04.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement, and to any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

          "ERISA Affiliate" shall mean any person (as defined in Section 3(9) of ERISA) which together with the Borrower or any of its Subsidiaries would be deemed to be a "single employer" within the meaning of Section 414(b), (c), (m) or (o) of the Code.

          "Event of Default" shall have the meaning provided in Section 10.

          "Expiry Date" shall have the meaning set forth in Section 3.04.

          "Federal Funds Rate" shall mean for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal Funds brokers of recognized standing selected by the Agent.

          "Fees" shall mean all amounts payable pursuant to or referred to in
Section 3.01.

          "holder of any Note" shall mean any Federal Reserve Bank to which a Bank has pledged its Note to the extent such Federal Reserve Bank has foreclosed upon such Note.

          "Increase Date" shall have the meaning provided in Section 3.05.

          "Increase Request" shall have the meaning provided in Section 3.05.

          "Increasing Bank" shall have the meaning provided in Section 3.05.

          "Increasing Extending Bank" shall have the meaning provided in Section 3.04.

          "Indebtedness" shall mean, as to any Person, without duplication, (i) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of property or services, (ii) the face amount of all letters of credit issued for the account of such Person and all drafts drawn thereunder, (iii) all liabilities secured by any Lien on any property owned by such Person, whether or not such liabilities have been assumed by such Person, (iv) the aggregate amount required to be capitalized under leases under which such Person is the lessee and (v) all Contingent Obligations of such Person.

          "Installment Premiums" shall mean any and all premiums which are required to be paid or claimed to be required to be paid to or for the account of the Borrower in respect of Insured Obligations in the Covered Portfolio on a periodic basis rather than by payment in full on the date of the effectiveness of the relevant Insurance Contract.

          "Insurance Contracts" shall have the meaning set forth in Section
7.16.

          "Insured Obligation" shall mean "municipal obligation bonds", "special revenue bonds", "industrial development bonds" and "utility first mortgage obligations" which the Borrower is permitted to insure under the provisions of Section 6904 (b) (1) (A), (B) or (C) of the New York Insurance Law (without regard to clause (J) thereof) as in effect on the date hereof issued by the United States of America, a state thereof or the District of Columbia, a municipality or governmental unit or other political subdivision of the foregoing or any public agency or instrumentality thereof, to the extent that the payment of principal thereof, together with interest thereon, is insured, reinsured or otherwise guaranteed by the Borrower under any Insurance Contract or by Connie Lee Insurance Company under any Insurance Contract in existence on the Effective Date.

          "Lending Office" shall mean the office of the Agent located at 31 West 52nd Street, New York, NY 10019 or such other office, Subsidiary or Affiliate of the Agent as the Agent may from time to time specify as such to the Borrower.

          "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing).

          "Loan" shall have the meaning provided in Section 2.01.

          "Loss" shall mean at any time the aggregate sum of (i) the amount paid by the Borrower at such time or required at such time to be paid by the Borrower on claims under an Insurance Contract with respect to an Insured Obligation in the Covered Portfolio by reason of the failure by the issuer thereof or other obligor with respect thereto to pay insured amounts on such Insured Obligations when due, plus (ii) Permitted Reserves at such time minus (iii) amounts paid at
          ----                                      -----
such time or reasonably expected by the Borrower at such time to be paid to the Borrower under reinsurance agreements (whether facultative or treaty) and similar arrangements with respect to the claims referred to in clause (i) above; provided that, without limiting the generality of the foregoing, the term "Loss" shall not include any damages or penalties required at such time to be paid by the Borrower in respect of an Insurance Contract by reason of the breach by the Borrower of its obligations thereunder or the cancellation or termination thereof other than in accordance with its terms.

          "Loss Threshold Incurrence Date" shall mean the date on which the Borrower has Cumulative Losses (net of recoveries) during the relevant Commitment Period equal to the greater of (i) $450 million and (ii) 5.75% of Average Annual Debt Service on the Covered Portfolio as of such date.

          "Majority Banks" shall mean at any time Banks owed at least 51% of the aggregate principal amount of the Loans outstanding at such time or, if no Loans are outstanding at such time, Banks holding at least 51% of the aggregate Commitments at such time; provided, however, that if any Bank shall be a
                          --------  -------
Defaulting Bank at such time, there shall be excluded from the determination of Majority Banks at such time (i) the aggregate principal amount of the Loans owing to such Bank and outstanding at such time and (ii) the Commitment of such Bank at such time.

          "Majority Participants" shall have the meaning set forth in Section 12.04.

          "Margin Stock" shall have the meaning provided in Regulation U of the Board of Governors of the Federal Reserve System.

          "Moody's" shall mean Moody's Investors Service, Inc.

          "Multiemployer Plan" shall mean any multiemployer plan as defined in
Section 4001(1)(3) of ERISA, which is contributed to by (or to which there is an obligation to contribute of) the Borrower or a Subsidiary of the Borrower or an ERISA Affiliate, and each such plan for the 5 year period immediately following the latest date on which the Borrower, or a Subsidiary of the Borrower, or an ERISA Affiliate contributed to or had an obligation to contribute to such plan.

          "Note" shall have the meaning provided in Section 2.05.

          "Notice of Borrowing" shall have the meaning provided in Section 2.03.

          "Notice Office" shall mean the office of the Agent located at 31 West 52nd Street, New York, NY 10019, or such other office as the Agent may hereafter designate in writing as such to the Borrower.

          "Obligations" shall mean all amounts owing to the Agent, Collateral Agent or any Bank pursuant to the terms of this Agreement or any other Credit Document.

          "Original Credit Agreement" means the Credit Agreement, dated as of December 2, 1993, among the Borrower, certain of the Banks and the Agent, as modified, supplemented and amended from time to time prior to the date hereof.

          "Parent" shall mean Ambac Financial Group, Inc., a Delaware corporation.

          "Part B Bank" shall mean each Bank listed on Part B of Schedule I hereto.

          "Part C Bank" shall mean each Bank listed on Part C of Schedule I hereto.

          "Payment Office" shall mean the office of the Agent located at 31 West 52nd Street, New York, NY 10019, or such other office as the Agent may hereafter designate in writing as such to the Borrower.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA or any successor thereto.

          "Permitted Liens" shall have the meaning set forth in Section 9.01.

          "Permitted Reserves" shall mean at any time any and all reserves established or maintained by the Borrower at such time which are deemed necessary or prudent in the reasonable judgment of the management of the Borrower by reason of the failure or anticipated failure by the issuer of an Insured Obligation contained in the Covered Portfolio or other obligor with respect thereto to pay such Insured Obligation when due as reflected on the Borrower's books and which are or will be reported by the Borrower in its statutory financial statements.

          "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

          "Plan" shall mean an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code, which is maintained or contributed to by (or to which there is an obligation to contribute of), or at any time during the five calendar years preceding the date of this Agreement was maintained or contributed to by (or to which there was an obligation to contribute of), the Borrower or an ERISA Affiliate.

          "Pledged Premiums" shall mean at any time on and after the Loss Threshold Incurrence Date (i) any and all Installment Premiums which are paid or payable to the Borrower at such time with respect to defaulted Insured Obligations in the Covered Portfolio minus (ii) the aggregate amount of such Installment Premiums referred to in the next preceding clause (i) paid or payable to any Person other than the Borrower at such time under reinsurance agreements (whether facultative or treaty) and similar arrangements.

          "Pledged Recoveries" shall mean at any time on and after the Loss Threshold Incurrence Date any and all moneys and other payments, property and other consideration and compensation received or receivable by or for the account of the Borrower at such time (excluding the aggregate amount of any and all monies, payments, property, consideration and compensation paid or payable to any Person other than the Borrower under reinsurance agreements (whether facultative or treaty) and similar arrangements) as repayment or reimbursement of, or otherwise in respect of or arising out of, the payment of a claim by the Borrower under an Insurance Contract covering any Insured Obligation in the Covered Portfolio (without regard to whether such claim was paid from the proceeds of a Loan), whether from the issuer thereof or any other Person including without limitation under or pursuant to (i) such Insurance Contract, any reimbursement agreement, guaranty, letter of credit, mortgage, security agreement, pledge agreement or other contract, agreement or arrangement, (ii) any account or account receivable, (iii) any compromise, settlement or similar arrangement, (iv) any voluntary payment or gift, (v) any reinsurance of such Insured Obligation to the extent that payment or expected payment under such reinsurance was not deducted in determining the Loss attributed to the Borrower's payment or required payment of such claim, (vi) any contractual, statutory, common law or other right of subrogation, (vii) any realization upon any mortgage, security interest or other Lien, (viii) any cause of action, whether sounding in tort, contract or otherwise, and any judicial, arbitration or other proceeding by or before any court, agency, tribunal, association or other governmental or private body, or (ix) any other legal or equitable right or claim, whether or not similar to the foregoing), less the out-of-pocket costs and expenses, including without limitation attorneys fees and court costs, reasonably incurred by the Borrower in connection with the collection or other realization of such moneys and other payments, property and other consideration and compensation.

          "Pledged Reserves Account" shall mean an account established with Deutsche Bank, AG, New York Branch in accordance with Section 2.01(b) of the Security Agreement.

          "Pledged Reserves Account Funds" shall mean at any time the aggregate amount of proceeds of Loans borrowed hereunder for the purpose of establishing or maintaining Permitted Reserves, such proceeds to be deposited in the Pledged Reserves Account in accordance with Section 2.01(b) of the Security Agreement.

          "Pledged Reserve Release Notice" shall have the meaning set forth in
Section 8.12.

          "Pledged Reserve Repayment Date" shall mean the date on which the Borrower delivers the Pledged Reserve Release Notice required by Section 8.12.

          "Prime Lending Rate" shall mean the rate as announced by Deutsche Bank AG, New York Branch, from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Deutsche Bank AG, New York Branch, may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

          "Replacement Bank" shall have the meaning provided in Section 3.04.

          "Reportable Event" shall mean an event described in Section 4043(c) of ERISA with respect to a Plan as to which the 30-day notice requirement has not been waived by the PBGC.

          "Retained Percentage" of an Insured Obligation shall mean 100% minus the aggregate percentage of the risk under Insurance Contracts with respect thereto which has been ceded by the Borrower to other Persons under reinsurance agreements (whether facultative or treaty) and similar arrangements.

          "SEC" shall have the meaning provided in Section 8.01(f).

          "Security Agreement" shall mean the Pledge and Security Agreement, dated as of December 2, 1993, between the Borrower and Deutsche Bank AG, New York Branch, as Collateral Agent, as modified, supplemented or amended from time to time.

          "S&P" shall mean Standard & Poor's Corporation.

          "Subsidiary" shall mean, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time.

          "Taxes" shall have the meaning provided in Section 4.04(a).

          "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the relevant jurisdiction.

          "Unfunded Current Liability" of any Plan means the amount, if any, by which the present value of the accrued benefits under the Plan as of the close of its most recent plan year, determined in accordance with Statement of Financial Accounting Standards No. 35, based upon the actuarial assumptions used by the Plan's actuary in the most recent annual valuation of the Plan, exceeds the fair market value of the assets allocable thereto, determined in accordance with Section 412 of the Code.

          "United States" and "U.S." shall each mean the United States of America.

          "Unutilized Commitment" shall mean, for any Bank, at any time, the Commitment of such Bank at such time less the aggregate principal amount of all Loans made by such Bank pursuant to Section 2.01(a) prior to such time.

          "Unutilized Contingent Commitment" shall mean, for any Part C Bank, at any time, the Contingent Commitment of such Bank at such time less the aggregate principal amount of all Loans made by such Bank pursuant to Section 2.01(b) prior to such time.

          "Wholly-Owned Subsidiary" shall mean, as to any Person, (i) any corporation 100% of whose capital stock is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time.

          Section 1.02  Principles of Construction.  All references to sections,
                        --------------------------
schedules and exhibits are to sections, schedules and exhibits in or to this Agreement unless otherwise specified. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

SECTION 2.  AMOUNT AND TERMS OF CREDIT.
            --------------------------

          Section 2.01  The Loans.  (a) Subject to and upon the terms and
                        ---------
conditions set forth herein, each Bank severally agrees, at any time and from time to time prior to the Expiry Date, to make loans (such loans, together with any loans made pursuant to Section 2.01(b), being each a "Loan" and collectively, the "Loans") to the Borrower, provided, however, that the principal amount of any Loan made by a Bank at any time pursuant to this Section 2.01(a) shall not exceed the Unutilized Commitment of such Bank at such time.

          (b) In the event that (i) the Borrower requests a Borrowing under
Section 2.01(a) and (ii) any Part B Bank shall fail to make on the date specified in the Notice of Borrowing for such requested Borrowing any Loan or any portion of a Loan required to be made by such Bank hereunder representing such Bank's pro rata portion (in accordance with the Commitment of such Bank and
            --- ----
the aggregate Commitments of all of the Banks as in effect on such date) of the amount of such requested Borrowing, then each Part C Bank severally agrees to make a Loan to the Borrower on such date in an amount equal to such Part C Bank's pro rata portion (in accordance with the Contingent Commitment of such
       --- ----
Part C Bank and the aggregate Contingent Commitments of all of the Part C Banks as in effect on such date) of such Part B Bank's Defaulted Loan, provided, however, that the principal amount of any Loan made by a Part C Bank at any time pursuant to this Section 2.01(b) shall not exceed the Unutilized Contingent Commitment of such Part C Bank at such time.

          (c) Once repaid, Loans incurred hereunder may not be reborrowed.

          Section 2.02  Amount of Each Borrowing.  The aggregate principal
                        ------------------------
amount of each Borrowing hereunder shall not (i) be less than $2,000,000, and if greater, shall be in an integral multiple of $1,000,000 and (ii) exceed the lesser of (x) Cumulative Losses incurred after the occurrence of the Loss Threshold Incurrence Date less the aggregate principal amount of all Loans previously made and (y) the aggregate Unutilized Commitments of all Banks as in effect on the date such Borrowing is made.

          Section 2.03  Notice of Borrowing.  Whenever the Borrower desires to
                        -------------------
make a Borrowing hereunder, it shall give the Agent at its Notice Office at least two Business Days' prior notice made hereunder, provided that any such notice shall be deemed to have been given on a certain day only if given before 12:00 Noon (New York time) on such day. Each such notice (each a "Notice of Borrowing") shall be in the form of Exhibit A, appropriately completed to specify the aggregate principal amount of the Loans to be made pursuant to such Borrowing, and the date of such Borrowing (which shall be a Business Day).

          Section 2.04  Disbursement of Funds.  (a) No later than 11:00 A.M.
                        ---------------------
(New York time) on the date specified in each Notice of Borrowing, (i) each Bank will make available at the Payment Office of the Agent its pro rata portion (in
                                                           --- ----
accordance with the Commitment of such Bank and the aggregate Commitments of all of the Banks as in effect on such date) of the amount of the Borrowing requested to be made on such date, in Dollars and in immediately available funds and (ii) the Agent will make available to the Borrower the aggregate of the amounts so made available by the Banks on such day at its Payment Office.

          (b) In the event that any Part B Bank shall fail to make available at the Payment Office of the Agent its pro rata portion (in accordance with the
                                    --- ----
Commitment of such Bank and the aggregate Commitments of all of the Banks as in effect on such date) of the amount of the Borrowing requested to be made in any Notice of Borrowing, at or prior to 11:00 A.M. (New York time) on the date specified in such Notice of Borrowing, the Agent shall immediately notify each Part C Bank that such Part B Bank has so defaulted and no later than 1:00 P.M. (New York time) on such date, (i) each Part C Bank will (subject to the proviso at the end of Section 2.01(b) make available at the Payment Office of the Agent its pro rata portion (in accordance with the Contingent Commitment of such Part
    --- ----
C Bank and the aggregate Contingent Commitments of all of the Part C Banks as in effect on such date) of such Part B Bank's Defaulted Loan, in Dollars and in immediately available funds and (ii) the Agent will make available to the Borrower the aggregate of the amounts so made available by the Part C Banks on such day at its Payment Office.

          Section 2.05  Notes.  The Borrower's obligation to pay the principal
                        -----
of, and interest on, the Loans made by each Bank shall be evidenced by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B with blanks appropriately completed in conformity herewith (each a "Note" and, collectively, the "Notes"). Each Note shall (i) be payable to the order of such Bank and be dated the Effective Date if such Bank shall be a party hereto on the Effective Date or the effective date of the Assignment and Assumption Agreement pursuant to which it becomes a party hereto if such Bank shall become a party hereto after the Effective Date, (ii) be in a stated principal amount equal to such Bank's Commitment (plus, if such Bank shall be a Part C Bank, such Bank's Contingent Commitment) and be payable in the principal amount of the Loans evidenced thereby, (iii) mature, with respect to each Loan evidenced thereby, on the Expiry Date, (iv) bear interest as provided in the appropriate clause of Section 2.06 in respect of the Loans evidenced thereby and (v) be entitled to the benefits of this Agreement and be secured by the Security Agreement. Each Bank will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will prior to any transfer of its Note endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation shall not affect the Borrower's obligations in respect of such Loans.

          Section 2.06  Interest.  (a)  The Borrower agrees to pay interest in
                        --------
respect of the unpaid principal amount of each Loan from the date the proceeds thereof are made available to the Borrower until the maturity thereof (whether by acceleration or otherwise) at a rate per annum which shall be equal to the Base Rate in effect from time to time plus the Applicable Margin.

          (b) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and any other overdue amount payable by the Borrower hereunder shall bear interest from the date payment thereof was due until (but not including) the date of actual payment at a rate per annum equal to 3.5% per annum in excess of the Base Rate in effect from time to time.

          (c) Accrued (and theretofore unpaid) interest shall be payable (i) in respect of each Loan, quarterly in arrears on the first Business Day of each March, June, September and December, and (ii) in respect of each Loan, on any prepayment (on the amount prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

          Section 2.07  Capital Adequacy.  If any Bank determines at any time
                        ----------------
that any applicable law or governmental rule, regulation, order or request (whether or not having the force of law) concerning capital adequacy, or any change in interpretation or administration thereof by any governmental authority, central bank or comparable agency, will have the effect of increasing the amount of capital required or expected to be maintained by such Bank based on the existence of its Commitment and/or Contingent Commitment hereunder or its obligations hereunder, then the Borrower shall pay to such Bank, upon its written demand therefor, such additional amounts as shall be required to compensate such Bank for the increased cost to such Bank as a result of such increase of capital; provided, however, that the Borrower shall be required to pay to such Bank only such additional amounts as shall be required to compensate such Bank for such increased cost as shall accrue from and after the date of demand by such Bank. In determining such additional amounts, such Bank will act reasonably and in good faith and will use averaging and attribution methods which are reasonable, provided that such Bank's determination of compensation owing under this Section 2.07 shall: (i) absent manifest error, be final and conclusive and binding on all the parties hereto and (ii) be subject to the proviso in the preceding sentence. Each Bank, upon determining that any additional amounts will be payable pursuant to this Section 2.07, will give prompt written notice thereof to the Borrower, which notice shall show the basis for the calculation of such additional amounts. The failure to give any such notice shall not be deemed to be a waiver of any of the Borrower's obligations to pay additional amounts pursuant to this Section 2.07, provided that the Borrower shall not be required to pay any such amounts until it receives written notice from a Bank in accordance with this Section 2.07. Notwithstanding anything herein to the contrary, the Borrower shall have the right to unilaterally terminate the Commitment and/or Contingent Commitment of any Bank demanding additional amounts under this Section 2.07 sixty (60) days after providing to such Bank a notice of termination. The Borrower shall, concurrent with such termination, pay to such Bank the aggregate amount, if any at such time, payable by the Borrower to such Bank under this Agreement.

SECTION 3.  COMMITMENT FEES, FEES; AND TERMINATIONS, EXTENSIONS AND INCREASES OF
            --------------------------------------------------------------------
            COMMITMENTS AND CONTINGENT COMMITMENTS.
            --------------------------------------

            Section 3.01  Fees.  (a) The Borrower agrees to pay to the Agent for
                          ----
distribution to the Banks pro rata in accordance with their respective
                          --- ----
Unutilized Commitments a commitment fee (such commitment fee, together with the commitment fee payable pursuant to Section 3.01(b), being the "Commitment Fees") for the period from the Effective Date until the Expiry Date (or such earlier date as the Commitments shall have been terminated) computed as agreed in writing from time to time by the Borrower, the Banks and the Agent; provided,
                                                                    --------
however, that any Commitment Fee accrued with respect to the Unutilized
-------
Commitment of a Defaulting Bank during the period prior to the time such Bank became a Defaulting Bank and unpaid at such time shall not be payable by the Borrower so long as such Bank shall be a Defaulting Bank except to the extent that such Commitment Fee shall otherwise have been due and payable by the Borrower prior to such time; and provided further that no Commitment Fee shall
                                 -------- -------
accrue on the Unutilized Commitment of a Defaulting Bank so long as such Bank shall be a Defaulting Bank.

          (b) The Borrower agrees to pay each Part C Bank a Commitment Fee for the period from the Effective Date until the Expiry Date (or such earlier date as the Contingent Commitment of such Part C Bank shall have been terminated) computed as agreed in writing from time to time by the Borrower and such Part C Bank.

          (c) Accrued Commitment Fees shall be due and payable quarterly in arrears on the first Business Day of each March, June, September and December of each year and on the Expiry Date or upon such earlier date as the Commitments or the Contingent Commitments, as the case may be, shall be terminated.

          (d) The Borrower shall pay to the Agent such fees in connection with the Credit Documents as may be agreed to from time to time between the Borrower and the Agent.

          Section 3.02  Voluntary Termination of Unutilized Commitments and
                        ---------------------------------------------------
Unutilized Contingent Commitments.  Upon at least five Business Days' prior
---------------------------------
notice to the Agent at its Notice Office, the Borrower shall have the right to terminate the Unutilized Commitments or the Unutilized Contingent Commitments, or both, in whole or in part, in minimum aggregate amounts of $5,000,000 (or, if greater, in integral multiples of $1,000,000) for the Unutilized Commitments and the Unutilized Contingent Commitments, respectively, provided that the Borrower shall concurrently satisfy its obligations, if any at such time, under
Section 3.01.

          Section 3.03  Mandatory Termination of Commitments and Contingent
                        ---------------------------------------------------
Commitments.  (a) The Commitment of each Bank shall be permanently reduced on
-----------
each date a Loan is made by such Bank pursuant to Section 2.01(a) by the amount of such Loan. The Contingent Commitment of each Part C Bank shall be permanently reduced on each date a Loan is made by such Bank pursuant to Section 2.01(b) by the amount of such Loan.

          (b) Notwithstanding anything herein to the contrary, the Borrower shall have the right to unilaterally terminate the Commitment and/or Contingent Commitment of any Bank if, at any time after the Effective Date if such Bank shall be a party hereto on the Effective Date, or at any time after the effective date of the Assignment and Assumption Agreement pursuant to which it becomes a party hereto if such Bank shall become a party hereto after the Effective Date pursuant to Section 3.04 or 12.04, or at any time after the Increase Date on which it becomes a party hereto if such Bank shall become a party hereto after the Effective Date pursuant to Section 3.05, the unsecured senior debt rating (or shadow rating as reflected in a letter) of such Bank or its parent shall be downgraded by Moody's or S&P, such termination to be effective sixty (60) days after providing to such Bank a notice of termination. The Borrower shall, concurrent with such termination, pay to such Bank the aggregate amount, if any at such time, payable by the Borrower to such Bank under this Agreement.

          (c) In addition to any other mandatory Commitment reductions pursuant to this Section 3.03, the Commitment of any Bank which does not agree to extend the Expiry Date pursuant to Section 3.04, and the Contingent Commitment of such Bank if such Bank is a Part C Bank, shall each terminate in its entirety on such Expiry Date then in effect.

          (d) In addition to any other mandatory Commitment reductions pursuant to this Section 3.03, the Commitment of each Bank, and the Contingent Commitment of each Part C Bank, shall each terminate in its entirety on the Expiry Date.

          Section 3.04  Expiry Date.  (a) The expiration of the Commitments and
                        -----------
Contingent Commitments shall be December 2, 2005 (the "Expiry Date"); provided,
                                                                      --------
however, that before (but not earlier than 120 days nor later than 90 days
-------
before) each anniversary of the Effective Date, the Borrower may make a written request (an "Extension Request") to the Agent at its Notice Office who shall forward a copy to each of the Banks that the Expiry Date be extended by one calendar year. Such Extension Request shall include a certification by a senior officer of the Borrower that no Default or Event of Default has occurred and is continuing and all representations and warranties contained herein and the other Credit Documents are true and correct in all material aspects on and as of the date of the Extension Request (it being understood and agreed that any representation or warranty which expressly refers by its terms to a specified date shall be required to be true only as of such date). If by the date occurring 45 days next succeeding the Agent's receipt of such Extension Request, any Bank agrees thereto in writing by so indicating on counterparts of the Extension Request and delivering such counterpart to the

Borrower, "Expiry Date" as to such Bank shall mean the December 2, occurring in the calendar year next succeeding the Expiry Date then in effect, provided that
                                                                  --------
any failure to so notify the Borrower shall be deemed to be a disapproval by such Bank of the Borrower's Extension Request. The Commitment of any Bank which does not so agree, and the Contingent Commitment of such Bank if such Bank is a Part C Bank, shall terminate upon the Expiry Date then in effect. No Bank shall be obligated to grant any extension pursuant to this Section 3.04 and any such extension shall be in the sole discretion of each Bank. The Borrower shall pay to each Bank which does not so agree all amounts owing under its Note and this Agreement on the effective date of the termination of such Bank's Commitment.

          (b) If less than all of the Banks consent to an Extension Request (each Bank that has not so consented being a "Declining Bank", and each other
                                              --------------
Bank being an "Extending Bank"), the Borrower shall have the right to require
               --------------
any Declining Bank to assign in full its rights and obligations under this Agreement (i) to any one or more Extending Banks designated by the Borrower that have offered in their returned counterpart of the Extension Request to increase their respective Commitments (and, if any such Extending Bank is a Part C Bank, its Contingent Commitment) in an aggregate amount at least equal to the amount of such Declining Bank's Commitment (and, if such Declining Bank is a Part C Bank, its Contingent Commitment) (each such Extending Bank being an "Increasing Extending Bank") and (ii) to the extent of any shortfall in the aggregate amount of extended Commitments or extended Contingent Commitments, to any one or more Eligible Transferees designated by the Borrower that agree to assume all of such rights and obligations (each such Eligible Transferee being a "Replacement Bank"), provided that (1) such Declining Bank shall have received payment of all amounts owing under its Note and this Agreement on the effective date of such assignment, (2) such assignment shall otherwise have occurred in compliance with
Section 12.04 including, without limitation, clauses (iii) and (iv) of subsection (b) thereof and (3) the effective date of such assignment shall be the date specified by the Borrower and agreed to by the Replacement Bank or Increasing Extending Bank, as the case may be, which date shall be on or prior to the applicable Expiry Date.

          Section 3.05  Increase of Commitments.  (a) The Borrower may, at any
                        -----------------------
time but in any event not more than one time during any period of 12 consecutive calendar months, make a written request (an "Increase Request") to the Agent at its Notice Office (who shall forward a copy to each of the Banks) that (i) the Commitments of the Banks be increased by an aggregate amount, together with the aggregate amount by which the Commitments of the Banks were previously increased pursuant to this Section 3.05, not to exceed $50,000,000 in excess of the aggregate amount of the Commitments as of the date of this Agreement and (ii) the Contingent Commitments of the Part C Banks be increased by an aggregate amount, together with the aggregate amount by which the Contingent Commitments of the Part C Banks were previously increased pursuant to this Section 3.05, not to exceed $25,000,000 in excess of the aggregate amount of the Contingent Commitments as of the date of this Agreement. Such Increase Request shall include a certification by a senior officer of the Borrower that no Default or Event of Default has occurred and is continuing and all representations and warranties contained herein and the other Credit Documents are true and correct in all material respects on and as of the date of the Increase Request (it being understood and agreed that any representation or warranty which expressly refers by its terms to a specified date shall be required to be true only as of such date). Any such increase in Commitments or Contingent Commitments shall be effective as of a date (the "Increase Date") specified in the related Increase Notice that is (A) prior to the Expiry Date and (B) at least 10 days after the date of such Increase Notice. Each Increase Notice shall specify the date by which Banks who wish to increase their Commitment or Contingent Commitments, as the case may be, must consent to such increase (the "Commitment Date"), which date shall be no later than five Business Days prior to the related Increase Date. Each Bank that is willing to increase its Commitment and/or Contingent Commitment, as the case may be (each an "Increasing Bank"), shall notify the Agent on or prior to the Commitment Date of the amount by which it is willing to increase its Commitment and/or Contingent Commitment, as the case may be, which amount shall not exceed the respective amount specified in the relevant Increase Notice. No Bank shall be obligated to increase its Commitment and/or Contingent Commitment pursuant to this Section
3.05 and any such increase shall be in the sole discretion of each Bank. If the Banks notify the Agent that they are willing to increase the amount of their respective Commitments and/or Contingent Commitment, as the case may be, by an aggregate amount that exceeds the amount of the requested increase, the requested increase shall be allocated among the Banks willing to participate therein ratably in accordance with the amount by which they offered to increase their respective Commitments and/or Contingent Commitment, as the case may be, on the Commitment Date.

          (b) Promptly following each Commitment Date, the Agent shall notify the Borrower as to the amount, if any, by which the Banks are willing to participate in the requested increase. If the aggregate amount by which the Banks are willing to increase their Commitments and/or Contingent Commitment, as the case may be, on any such Commitment Date is less than the requested amount, then any one or more Eligible Transferees designated by the Borrower that agree to provide Commitments and/or Contingent Commitments for the shortfall may become party to this Agreement by executing and delivering a counterpart of this Agreement.

          (c) On each Increase Date, each Eligible Transferee that accepts an offer to participate in a requested Commitment increase in accordance with
Section 3.05(b) shall become a Bank party to this Agreement as of such Increase Date and the Commitment and/or Contingent Commitment, as the case may be, of each Increasing Lender shall be increased as of such Increase Date by the amount set forth in its notice delivered to the Agent in accordance with Section 3.05(a) (or by the amount allocated to such Bank pursuant to the last sentence of Section 3.05(a)).

SECTION 4.  PREPAYMENTS: PAYMENTS.
            ---------------------

            Section 4.01  Voluntary Prepayments.  The Borrower shall have the
                          ---------------------
right to prepay the Loans, without premium or penalty, in whole or in part from time to time, provided that the Borrower shall give the Agent at its Notice Office at least three Business Days' prior notice of its intent to prepay the Loans.

          Section 4.02  Mandatory Prepayments.  On each Pledged Reserve
                        ---------------------
Repayment Date, an amount equal to 100% of the Pledged Reserves Account Funds with respect to which the Borrower has delivered a Pledged Reserve Release Notice as required by Section 8.12 shall be applied as a mandatory prepayment of principal of outstanding Loans.

          Section 4.03  Method and Place of Payment.  Except as otherwise
                        ---------------------------
specifically provided herein, all payments under this Agreement or any Note shall be made to the Agent not later than 12:00 Noon (New York time) on the date when due and shall be made in Dollars in immediately available funds at the Agent's Payment Office. Whenever any payment to be made hereunder or under the Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.

          Section 4.04  Net Payments.  (a) All payments made by the Borrower
                        ------------
hereunder or under any Note will be made without setoff, counterclaim or other defense. Except as provided in Section 4.04(b) and Section 12.04(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payment (but excluding any tax imposed on or measured by the net income or gross income or gross receipts of any Bank (other than withholding taxes or taxes in lieu of withholding taxes) pursuant to the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the principal office or lending office of such Bank is located or in which such Bank is organized or in which such Bank is doing business through a branch or office from which such jurisdiction treats a Loan as having been made) and all interest, penalties or similar liabilities with respect thereto (collectively, "Taxes"). If any Taxes are so levied or imposed, the Borrower agrees to pay the full amount of such Taxes and such additional amounts as may be necessary so that every payment of all amounts due hereunder or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. The Borrower shall also reimburse each Bank, upon its written request, which request shall show the basis for calculation of such reimbursement, for taxes imposed on or measured by the net income of such Bank pursuant to the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which its principal office or lending office is located or in which such Bank is organized or in which such Bank is doing business through a branch or office from which such jurisdiction treats a Loan as having been made as it shall determine are payable by it in respect of amounts paid to or on behalf of such Bank pursuant to the preceding sentence. The Borrower will furnish to the applicable Bank within 45 days after the date the payment of any Taxes is due pursuant to applicable law certified copies of any tax receipts available to the Borrower evidencing such payment by the Borrower. The Borrower will indemnify and hold harmless each Bank, and reimburse each Bank upon its written request, for the amount of any Taxes so levied or imposed and paid by such Bank.

          (b) Each Bank which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes agrees (i) in the case of any such Bank that is a "bank" within the meaning of Section 881(c)(3)(A) of the Code and which constitutes a Bank hereunder on the Effective Date, to provide to the Borrower and the Agent on or prior to the Effective Date two original signed copies of Service Form 4224 or Form 1001 certifying to such Bank's entitlement to an exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note, (ii) in the case of any such Bank that is a "bank" within the meaning of Section 881(c)(3)(A) of the Code, that, to the extent legally entitled to do so, (x) with respect to a Bank that is an assignee or transferee of an interest under this Agreement pursuant to
Section 12.04(b) (unless the respective Bank was already a Bank hereunder immediately prior to such assignment or transfer), upon the date of such assignment or transfer to such Bank, and (y) with respect to any such Bank, from time to time upon the reasonable written request of the Borrower after the Effective Date, such Bank will provide to the Borrower two original signed copies of Internal Revenue Service Form 4224 or Form 1001 (or any successor forms) certifying to such Bank's entitlement to an exemption from, or reduction in, United States withholding tax with respect to payments to be made under this Agreement and under any Note, (iii) in the case of a Bank other than a Bank described in clause (i) or (ii) above on or prior to the Effective Date, to provide to the Borrower (1) a certificate substantially in the form of Exhibit G hereto (any such certificate, a "Section 4.04(b)(iii) Certificate") and (2) two accurate and complete original signed copies of Internal Revenue Service Form W-8, certifying to such Bank's legal entitlement at the date of such certificate (assuming compliance by the Borrower with Section 8.13, to an exemption from U.S. withholding tax under the provisions of Section 881(c) of the Code with respect to payments to be made under this Agreement and (iv) in the case of any such Bank (other than a Bank described in clause (i) or (ii) above), (x) with respect to a Bank that is an assignee or transferee of an interest under this Agreement pursuant to Section 12.04(b) (unless the respective Bank was already a Bank hereunder immediately prior to such assignment or transfer), upon the date of such assignment or transfer to such Bank, and (y) with respect to any such Bank, from time to time upon the reasonable written request of the Borrower after the Effective Date, to provide to the Borrower such other forms as may be required in order to establish the entitlement of such Bank to an exemption from withholding with respect to payments under this Agreement and under any Note. Notwithstanding anything to the contrary contained in Section 4.04(a), but subject to the immediately succeeding sentence, the Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold Taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder (without any obligation to pay the respective Bank additional amounts with respect thereto) for the account of any Bank which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes and which has not provided to the Borrower such forms required to be provided to the Borrower pursuant to the first sentence of this
Section 4.04(b). Notwithstanding anything to the contrary contained in the preceding sentence and except as set forth in Section 12.04(b), the Borrower agrees to indemnify each Bank in the manner set forth in Section 4.04(a) in respect of any amounts deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the Effective Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of Taxes.

          (c)  If the Borrower pays an additional amount pursuant to Section
4.04 and a Bank receives any refund of tax or credit against its tax liabilities as a result of such payment by the Borrower, such Bank shall pay to the Borrower an amount that such Bank determines, in its reasonable judgment, is equal to the net tax benefit obtained by such Bank as a result of such payment by the Borrower. Any such payment required pursuant to the immediately preceding sentence shall be accompanied by a schedule that sets forth the Bank's basis for its calculation of such net tax benefit. Whether or not a Bank claims any refund or credit shall be in the sole discretion of each Bank. Nothing in this
Section 4.04(c) shall require a Bank to disclose or detail its calculation of the amount of any tax benefit or any other amount to the Borrower or any other Person (including, without limitation, any tax return) other than the provision of the schedule referred to above.

          Section 4.05  Limitations on Sources of Payment.  Notwithstanding any
                        ---------------------------------
other provision of this Agreement or of any other Credit Document, the obligations of the Borrower to make payments of principal and interest on the Loans and the Notes are limited recourse obligations of the Borrower payable solely from the Pledged Recoveries, the Pledged Premiums, the Pledged Reserves Account Funds and the other Collateral, and none of the Agent, the Collateral Agent, any Bank or any other Person shall be entitled to procure any money judgment against or to levy or foreclose upon or attach any other assets or properties of the Borrower for payment of such obligations; provided, however, that nothing herein contained shall limit, restrict or impair the lien created by the Security Agreement or the right of any Bank to exercise any of its rights herein or in any of the other Credit Documents upon the occurrence of an Event of Default or otherwise, or to bring suit and obtain a judgment against the Borrower (recourse thereon being limited as to payment of principal and interest on the Loans and the Notes as provided in this Section 4.05).

SECTION 5.  CONDITIONS PRECEDENT TO EFFECTIVENESS.
            -------------------------------------

            This Agreement shall become effective subject to the satisfaction (or waiver by the Banks) of the following conditions:

            Section 5.01  Execution of Agreement; Notes.  The Borrower and each
                          -----------------------------
Bank shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Agent at its Notice Office and there shall have been delivered to each Bank a Note executed by the Borrower in the amount, maturity and as otherwise provided herein.

            Section 5.02  No Default; Representations and Warranties.  There
                          ------------------------------------------
shall exist no Default or Event of Default and all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Effective Date.

            Section 5.03  Opinions of Counsel.  (a)  The Agent shall have
                          -------------------
received an opinion addressed to it and the Banks and dated the Effective Date
(i) from Stephen D. Cooke, Esq., Senior Vice-President and General Counsel of the Borrower covering the matters set forth in

Exhibit C-1, (ii) from Shearman & Sterling, special New York counsel to the Borrower covering the matters set forth in Exhibit C-2, (iii) from DeWitt Ross & Stevens SC, special Wisconsin counsel to the Borrower covering the matters set forth in Exhibit C-3 and (iv) from White & Case, counsel to the Agent, in form and substance satisfactory to it.

          (b) Moody's and S&P shall have received an opinion addressed to each of them and dated the Effective Date from counsel to each of the Banks in form and substance satisfactory to each of them.

          Section 5.04  Corporate Documents; Proceedings.  (a)  The Agent shall
                        --------------------------------
have received a certificate, dated the Effective Date, signed by the President or any Vice President of the Borrower, and attested to by the Secretary or any Assistant Secretary of the Borrower, in the form of Exhibit D with appropriate insertions, together with copies of the Restated Articles of Incorporation certified by the Superintendent of the Department and Restated By-Laws of the Borrower and the resolutions of the Borrower referred to in such certificate.

          (b) All corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated in this Agreement and the other Credit Documents shall be satisfactory in form and substance to the Agent, and it shall have received all information and copies of all documents and papers, including records of corporate proceedings and governmental approvals, if any, which the Agent reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities.

          Section 5.05  Covered Portfolio, etc.  The Agent shall have received a
                        -----------------------
certificate, dated the Effective Date, signed by the President or any Vice President of the Borrower, setting forth in reasonable detail as of September 30, 1998 (i) each Insured Obligation in the Covered Portfolio and each reinsurance agreement or similar arrangement which covers any material amount of such Insured Obligations, (ii) each default by the issuer of any such Insured Obligation or other obligor with respect thereto which has formed or could form the basis of a claim under an Insurance Contract, (iii) each default by any party to any such reinsurance agreement or similar arrangement, (iv) each claim paid by the Borrower under any Insurance Contract with respect to such Insured Obligations, (v) the Borrower's reasonable estimate as of September 30, 1998 of the Average Annual Debt Service on the Covered Portfolio, (vi) the Borrower's Cumulative Losses (stating separately any Permitted Reserves included therein) for the period from January 1, 1993 through September 30, 1998, and (vii) the Borrower's reasonable estimate as of September 30, 1998 of Installment Premiums payable with respect to the Covered Portfolio.

          Section 5.06  Adverse Change, Rating, etc.  (a)  Nothing shall have
                        ---------------------------
occurred (and no Bank shall have become aware of any facts or conditions not previously known) which such Bank shall reasonably determine has, or could reasonably be expected to have, a material adverse effect on the rights or remedies of such Bank, or on the ability of the Borrower to perform its obligations to such Bank or which has, or could reasonably be expected to have, a materially adverse effect on the business, operations, property, assets, liabilities or condition (financial or otherwise) of the Borrower.

          (b) All necessary governmental (domestic and foreign) and third party approvals in connection with the transactions contemplated by the Credit Documents and otherwise referred to herein or therein shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the consummation of the transactions contemplated by the Credit Documents and otherwise referred to herein or therein. Additionally, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon the making of the Loans.

          (c) On the Effective Date, the Borrower's Rating assigned by Moody's and S&P shall be Aaa and AAA, respectively.

          Section 5.07  Litigation.  No litigation by any entity (private or
                        ----------
governmental) shall be pending or threatened with respect to this Agreement or any documentation executed in connection herewith or the transactions contemplated hereby, or with respect to any material Indebtedness of the Borrower or which any Bank shall determine could reasonably be expected to have a materially adverse effect on the business, operations, property, assets, liabilities or condition (financial or otherwise) of the Borrower.

          Section 5.08  Fees, etc.  The Borrower shall have paid to the Agent
                        ---------
and to the Banks all costs, fees and expenses (including, without limitation, legal fees and expenses) payable to the Agent and/or the Banks to the extent then due.

          All of the certificates, legal opinions and other documents and papers referred to in this Section 5, unless otherwise specified, shall have been delivered to the Agent at its Notice Office.

SECTION 6.  CONDITIONS PRECEDENT TO ALL CREDIT EVENTS.
            -----------------------------------------

            The obligation of the banks to make loans is subject, at the time of each such credit event (except as hereinafter indicated), to the satisfaction of the following conditions:

            Section 6.01  Loss Threshold Incurrence Date.  At or prior to the
                          ------------------------------
time of each such Credit Event, the Loss Threshold Incurrence Date shall have occurred.

            Section 6.02  Notice of Borrowing.  Prior to the making of each
                          -------------------
Loan, the Agent shall have received a Notice of Borrowing meeting the requirements of Section 2.03.

            The acceptance of the proceeds of each Credit Event shall constitute a representation and warranty by the Borrower to each Bank that the Loss Threshold Incurrence Date has occurred.

SECTION 7.  REPRESENTATIONS, WARRANTIES AND AGREEMENTS.
            ------------------------------------------

            In order to induce the Banks to enter into this Agreement, the Borrower makes the following representations, warranties and agreements as of the Effective Date, which shall survive the execution and delivery of this Agreement and the Notes (it being understood and agreed that any representation or warranty which expressly refers by its terms to a specified date shall be required to be true and correct in all material respect only as of such date):

            Section 7.01  Corporate Status.  Each of the Borrower and its
                          ----------------
Subsidiaries (i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, (ii) has the power and authority to own its property and assets and to transact the business in which it is engaged and (iii) is duly qualified as a foreign corporation and in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualification.

            Section 7.02  Corporate Power and Authority.  The Borrower has the
                          -----------------------------
corporate power to execute, deliver and perform the terms and provisions of each of the Credit Documents to which it is party and has taken all necessary corporate action to authorize the execution, delivery and performance by it of each of such Credit Documents. The Borrower has, or in the case of the Notes, by the Effective Date will have, duly executed and delivered each of the Credit Documents to which it is party, and each of such Credit Documents constitutes or, in the case of the Notes when executed and delivered, will constitute, its legal, valid and binding obligation enforceable in accordance with its terms.

            Section 7.03  No Violation.  Neither the execution, delivery or
                          ------------
performance by the Borrower of the Credit Documents to which it is a party, nor compliance by it with the terms and provisions thereof, nor the use of the proceeds of the Loans (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Agreement) upon any of the property or assets of the Borrower or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other agreement, contract or instrument to which the Borrower or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the Certificate of Incorporation or By-Laws of the Borrower or any of its Subsidiaries.

            Section 7.04  Governmental Approvals.  No order, consent, approval,
                          ----------------------
license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the Effective Date), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of any Credit Document to which the Borrower is a party or (ii) the legality, validity, binding effect or enforceability of any such Credit Document.

          Section 7.05  Financial Statements; Financial Condition; Undisclosed
                        ------------------------------------------------------
Liabilities; etc.  (a) The consolidated balance sheets of the Parent and its
----------------
Subsidiaries at December 31, 1997 and March 31, 1998, June 30, 1998 and September 30, 1998 and the related consolidated statements, of operations and cash flows of the Parent and its Subsidiaries for the fiscal year or period, as the case may be, ended on such date and heretofore furnished to the Agent present fairly, subject, in the case of such balance sheets as at March 31, 1998, June 30, 1998 and September 30, 1998 and such statements of operations and cash flows for the three, six and nine months then ended, respectively, to year-end audit adjustments, the consolidated financial condition of the Parent and its Subsidiaries at such dates and the consolidated results of operations of the Parent and its Subsidiaries for the periods ended on such dates. All such financial statements have been prepared in accordance with generally accepted accounting principles and practices consistently applied, subject, in the case of such balance sheets as at March 31, 1998, June 30, 1998 and September 30, 1998 and such statements of operations and cash flows for the three, six and nine months then ended, respectively, to year-end audit adjustments. Since September 30, 1998, there has been no material adverse change in the business, operations, property, assets or condition (financial or otherwise) of the Parent or of the Borrower and its Subsidiaries taken as a whole.

          (b) The Borrower's annual statements and its financial statements as filed with the Department for the years ended December 31, 1996 and December 31, 1997 and its quarterly statements and financial statements as filed with the Department for the periods ended March 31, 1998, June 30, 1998 and September 30, 1998 heretofore furnished to the Agent present fairly, subject, in the case of such financial statements as at March 31, 1998, June 30, 1998 and September 30, 1998 and for the three, six and nine months then ended, respectively, to year-end audit adjustments, the financial condition of the Borrower as of the respective dates of such statements. Such annual and quarterly statements and financial statements were prepared in accordance with the statutory accounting principles set forth in the Wisconsin Insurance Law, all of the assets described therein were the absolute property of the Borrower at the dates set forth therein, free and clear of any liens or claims thereon, except as therein stated, and each such annual statement is a full and true statement of all the assets and liabilities and of the condition and affairs of the Borrower as of December 31 of the year covered thereby and of its income and deductions therefrom for the year ended on such date. Since September 30, 1998, there has been no material adverse change in the business, operations, property, assets or condition (financial or otherwise) of the Borrower or the Borrower and its Subsidiaries taken as a whole.

          (c) Except as fully reflected in the financial statements delivered pursuant to Section 7.05(a), Section 7.05(b) or in Schedule II hereto, there were as of the Effective Date no liabilities or obligations with respect to the Borrower or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in aggregate, would be material to the Borrower or to the Borrower and its Subsidiaries taken as a whole. Except as set forth in Schedule II hereto, as of the Effective Date the Borrower does not know of any basis for the assertion against the Borrower or any of its Subsidiaries of any liability or obligation of any nature whatsoever that is not fully reflected in the financial statements delivered pursuant to Section 7.05(a) and Section 7.05(b) which, either individually or in the aggregate, could reasonably be expected to be material to the Borrower or to the Borrower and its Subsidiaries taken as a whole.

          Section 7.06  Litigation.  There are no actions, suits or proceedings
                        ----------
pending or, to the best knowledge of the Borrower, threatened (i) with respect to any Credit Document or (ii) that are reasonably likely to materially and adversely affect the business, operations, property, assets or condition (financial or otherwise) of the Borrower or of the Borrower and its Subsidiaries taken as a whole.

          Section 7.07  True and Complete Disclosure.  All factual information
                        ----------------------------
(taken as a whole) heretofore or contemporaneously furnished by or on behalf of the Borrower in writing to the Banks (including without limitation all information contained in the Credit Documents) for purposes of or in connection with this Agreement or any transaction contemplated herein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of the Borrower in writing to the Banks will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided.

          Section 7.08  Use of Proceeds; Margin Regulations. All proceeds of
                        -----------------------------------
each Loan shall be used by the Borrower only to establish and/or maintain Permitted Reserves in the Pledged Reserves Account and/or to pay or reimburse itself for the payment of Losses in respect of the Covered Portfolio and no part of the proceeds of any Loan will be used by the Borrower to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Loan nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulations T, U or X of the Board of Governors of the Federal Reserve System.

          Section 7.09  Tax Returns and Payments.  Each of the Borrower and its
                        ------------------------
Subsidiaries has filed all tax returns required to be filed by it and has paid all income taxes payable by it which have become due pursuant to such tax returns and all other taxes and assessments payable by it which have become due, other than those not yet delinquent and except for those contested in good faith and for which adequate reserves have been established. Each of the Borrower and its Subsidiaries has paid, or has provided adequate reserves (in the good faith judgment of the management of the Borrower) for the payment of, all federal and state income taxes applicable for all prior fiscal years and for the current fiscal year to the date hereof.

          Section 7.10  Compliance with ERISA.  Each Plan is in substantial
                        ---------------------
compliance with its terms and with the applicable provisions of ERISA and the Code; no Reportable Event has occurred with respect to any Plan; no Plan has an accumulated or waived funding deficiency or has applied for an extension of any amortization period within the meaning of Section 412 of the Code or Section 302 of ERISA; neither the Borrower or any ERISA Affiliate has incurred any material liability to or on account of a Plan or Multiemployer Plan pursuant to Section 409, 502(i), 515, 4201, 4204, 4212, 4062, 4063, 4064 or 4069 of ERISA or Section
401(a)(29), 4971
or 4975 of the Code which has not been satisfied in full or expects to incur any material liability under any of the foregoing sections with respect to any such Plan or Multiemployer Plan; no condition exists which presents a material risk to the Borrower or any ERISA Affiliate of incurring a material liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code; neither the Borrower nor any of its ERISA Affiliates is or has ever been a party to, or is or has ever been required to make contributions to, or has terminated any multiemployer plan; no Lien imposed under the Code or ERISA on the assets of the Borrower or any of its Subsidiaries or any ERISA Affiliate exists or is likely to arise on account of any Plan or Multiemployer Plan; and the Borrower and its Subsidiaries do not maintain or contribute to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) which provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any employee pension benefit plan (as defined in Section 3(2) of ERISA) the obligations with respect to which could reasonably be expected to have a material adverse effect on the ability of the Borrower to perform its obligations under this Agreement.

          Section 7.11  Capitalization.  On the Effective Date, the authorized
                        --------------
capital stock of the Borrower consists of (i) 40,000,000 shares of common stock, $2.50 par value per share, of which 32,800,000 shares are issued and outstanding and (ii) 285,000 shares of serial preferred stock, $1,000 par value per share, of which no shares are issued and outstanding. All such outstanding shares have been duly and validly issued, are fully paid and non-assessable. The Borrower does not have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock.

          Section 7.12  Subsidiaries.  On the Effective Date, the corporations
                        ------------
listed on Schedule III are the only Subsidiaries of the Borrower. Schedule III correctly sets forth, as of the Effective Date, the percentage ownership (direct and indirect) of the Borrower in each class of capital stock of each of its Subsidiaries and also identifies the direct owner thereof.

          Section 7.13  Compliance with Statutes, etc.  Each of the Borrower and
                        -----------------------------
its Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such noncompliances as would not reasonably be expected to have, in the aggregate, a material adverse effect on the business, operations, property, assets or condition (financial or otherwise) of the Borrower or of the Borrower and its Subsidiaries taken as a whole.

          Section 7.14  Investment Company Act.  Neither the Borrower nor any of
                        ----------------------
its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          Section 7.15  Public Utility Holding Company Act.  Neither the
                        ----------------------------------
Borrower nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          Section 7.16  Compliance with Insurance Law.  The Borrower is duly
                        -----------------------------
licensed to transact business as a surety insurance corporation by the Department and as a financial guaranty insurance corporation by the New York Insurance Department and (a) has all other requisite federal, state and other governmental licenses, authorizations, permits, consents and approvals to conduct its insurance and other business as presently conducted and proposed to be conducted in the States of Wisconsin and New York and each other jurisdiction in which it writes or issues policies of insurance (including without limitation any form of financial guaranty insurance, fidelity and surety insurance or credit insurance), surety bonds, guaranties, contracts of reinsurance or other undertakings similar to the foregoing (collectively, "Insurance Contracts") or in which it conducts business, except for failures, if any, to have such licenses, authorizations, permits, consents and approvals which singly or in the aggregate could not reasonably be expected to have a material adverse effect on the business, assets, operations or financial condition of the Borrower or the ability of the Borrower to perform its obligations under this Agreement or any of the other Credit Documents, (b) has made all filings of each of its forms of Insurance Contracts and of its rates and charges with the Department and all other federal, state and other administrative or governmental bodies required for the use thereof and has obtained all requisite approvals thereof, except for failures, if any, to file or to obtain such approvals which singly or in the aggregate could not reasonably be expected to have a material adverse effect on the business, assets, operations or financial condition of the Borrower or the ability of the Borrower to perform its obligations under this Agreement or any of the other Credit Documents, (c) has duly established and maintains all reserves required under the New York Insurance Law, the Wisconsin Insurance Law and the regulations of the Department thereunder and other applicable federal, state and other laws, rules and regulations, except for failures, if any, to maintain reserves which could not reasonably be expected to have a material adverse effect on the business, assets, operations or financial condition of the Borrower or the ability of the Borrower to perform its obligations under this Agreement or any of the other Credit Documents, (d) has duly filed all annual statements, financial statements and other information and reports required to have been filed with the Department and each other federal, state and other administrative or governmental body, except for failures, if any, to file which singly or in the aggregate could not reasonably be expected to have a material adverse effect on the business, assets, operations, property or condition (financial or otherwise) of the Borrower or the ability of the Borrower to perform its obligations under this Agreement or any of the Credit Documents, and
(e) is in compliance (and has not received any notice from the Department or similar administrative or governmental body or an authorized representative thereof claiming that it is not in compliance) with the Wisconsin Insurance Law and the regulations of the Department thereunder and with all other applicable federal, state and other laws relating to its insurance and other business, except with respect to failures, if any, to comply which singly or in the aggregate could not reasonably be expected to have a material adverse effect on the business, assets, operations, property or condition (financial or otherwise) of the Borrower or the ability of the Borrower to perform its obligations under this Agreement or any of the other Credit Documents.

          Section 7.17  Covered Portfolio.  Substantially all of the Insured
                        -----------------
Obligations in the Covered Portfolio on the Effective Date were insured by the Borrower under Insurance Contracts in the form or forms heretofore supplied to the Agent in accordance with the Borrower's underwriting criteria. The Borrower has no reason to believe that its rights included among the Collateral are not valid and binding against the obligors thereunder in accordance with their respective terms, except insofar as enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and the availability of equitable remedies, except for such Collateral which, in the aggregate, could not reasonably be expected to have a material adverse effect on the right and ability of the Collateral Agent, in accordance with the Security Agreement, to realize upon the Collateral as a whole. Schedule IV attached hereto sets forth a listing, as of September 30, 1998, of the reinsurer and the related amounts (both ceded par inforce and ceded principal and interest inforce) of reinsured Insured Obligations as of such date.

SECTION 8.  AFFIRMATIVE COVENANTS.
            ---------------------

            The Borrower covenants and agrees that on and after the Effective Date and until the Commitments have terminated and the Loans and the Notes, together with interest, Fees and all other obligations incurred hereunder and thereunder, are paid in full:

            Section 8.01  Information Covenants.  The Borrower will furnish
                          ---------------------
to the Agent and, upon the request of any Bank addressed to the chief financial officer or treasurer of the Borrower, to such Bank:

            (a) Quarterly Parent Financial Statements.  Within 60 days after the
                -------------------------------------
close of each of the first three quarterly accounting periods in each fiscal year of the Parent, the consolidated balance sheets of the Parent and its consolidated Subsidiaries as at the end of such quarterly period and the related consolidated statements of operations and cash flows for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, in each case setting forth comparative figures for the related periods in the prior fiscal year, all of which shall be certified by the chief financial officer or treasurer of the Parent, subject to year-end audit adjustments.

            (b) Annual Parent Financial Statements.  Within 120 days after the
                ----------------------------------
close of each fiscal year of the Parent, the consolidated balance sheets of the Parent and its consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statements of operations, stockholders' equity and of cash flow for such fiscal year, in each case setting forth comparative figures for the preceding fiscal year and certified, in the case of the consolidated financial statements, by independent certified public accountants of recognized national standing reasonably acceptable to the Agent.

            (c) Quarterly and Annual Borrower Financial Statements.  Promptly,
                --------------------------------------------------
and in any event within five Business Days after the filing thereof, a copy of the annual statement for each calendar year and quarterly statements for each calendar quarter as filed with the Department or other then comparable agency of other applicable jurisdictions and the financial statements of the Borrower for such calendar year or quarter prepared in accordance with statutory accounting practices, accompanied by any and all letters, reports and/or certifications prepared by public accountants required to be filed with the Department or such other comparable agency, certified by the chief financial officer or treasurer of the Borrower as presenting fairly in accordance with statutory accounting principles applied (except as specifically set forth therein) on a basis consistent with prior periods, the information contained therein.

            (d) Officer's Certificates.  At the time of the delivery of the
                ----------------------
financial statements provided for in Section 8.01(a), (b) and (c), a certificate of the chief financial officer or treasurer of the Borrower (i) listing the Insured Obligations in the Covered Portfolio (and if the Loss Threshold Incurrence Date has occurred identifying the Insurance Contracts with respect thereto) and calculating in reasonable detail as of the date of such financial statements (A) the Average Annual Debt Service on the Covered Portfolio, (B) if such date is prior to the Loss Threshold Incurrence Date, the Borrower's Cumulative Losses (stating separately any Permitted Reserves included therein) for the current Commitment Period, and (C) if such date is on or after the occurrence of the Loss Threshold Incurrence Date, (1) the date of the occurrence thereof, (2) evidence of the occurrence thereof, (3) the amount of Permitted Reserves as of the date of such financial statements, and (4) the aggregate amount of Pledged Recoveries received by or for the account of the Borrower during the current Commitment Period on or prior to the date of such financial statements, (ii) certifying information with respect to reinsured Insured Obligations as of the date of such financial statements in a format comparable to Schedule IV attached hereto, (iii) to the effect that, to the best of his knowledge, no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof, and (iv) listing the Losses occurring in the applicable period.

            (e) Notice of Default or Litigation. Promptly, and in any event
                -------------------------------
within three Business Days, after an Authorized Officer obtains knowledge thereof, written notice of (i) the occurrence of any event which constitutes a Default or Event of Default, (ii) any litigation or governmental proceeding (including, without limitation, any investigation by or before the Department) pending (x) against the Borrower or any of its Subsidiaries which could reasonably be expected to have a materially adverse effect upon the business, operations, property, assets or condition (financial or otherwise) of the Borrower or any of its Subsidiaries or (y) with respect to any Credit Document,
(iii) any other event which could reasonably be expected to have a materially adverse effect upon the business, operations, property, assets or condition (financial or otherwise) of the Borrower or any of its Subsidiaries, (iv) any rating report received by the Borrower published by Moody's, S&P or, if either Moody's or S&P no longer rates the claims-paying ability of the Borrower any other nationally recognized rating agency which, with the consent of the Borrower, rates the creditworthiness of obligations insured by the Borrower, (v) to the extent that Cumulative Losses during the Commitment Period exceed $25,000,000, each Loss, including without limitation, identification of the Insured Obligation with respect to which such Loss occurred, (vi) each default by the issuer of any Insured Obligation in the Covered Portfolio or other obligor with respect thereto which could form the basis of a claim under an Insurance Contract and (vii) each default by any party to a reinsurance agreement or similar arrangement with the Borrower which covers any material amount of Insured Obligations in the Covered Portfolio; and, to the extent Cumulative Losses during the Commitment Period are equal to or less than $25,000,000, within 60 days after the close of each of the first three accounting periods in each fiscal year of the Parent and within 120 days after the close of the fiscal year of the Parent, as appropriate, written notice of each Loss which occurred during such accounting period or fiscal year, as appropriate, including without limitation, identification of the Insured Obligation with respect to which such Loss occurred.

          (f) Other Reports and Filings.  Promptly, copies of all financial
              -------------------------
information, proxy materials and other information and reports, if any, which the Parent and/or Borrower shall file with the Securities and Exchange Commission or any governmental agencies substituted therefor (the "SEC").

          (g) Other Information.  From time to time, such other information or
              -----------------
documents (financial or otherwise) as any Bank may reasonably request, including, without limitation, information with respect to, and copies of, any relevant reinsurance agreement.

          Section 8.02  Books, Records and Inspections.  The Borrower will, and
                        ------------------------------
will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries in conformity with generally accepted and/or statutory accounting principles, as applicable, and all requirements of law shall be made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of its Subsidiaries to, permit officers and designated representatives of the Agent to visit and inspect, under guidance of officers of the Borrower or such Subsidiary, any of the properties of the Borrower or such Subsidiary, and to examine the books of record and account of the Borrower or such Subsidiary and discuss the affairs, finances and accounts of the Borrower or such Subsidiary with, and be advised as to the same by, its and their officers, all at such reasonable times and intervals and to such reasonable extent as any Bank may request.

          Section 8.03  Maintenance of Property, Insurance.  The Borrower will,
                        ----------------------------------
and will cause each of its Subsidiaries to, (i) keep all property useful and necessary in its business in good working order and condition, (ii) maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks as is consistent and in accordance with industry practice and (iii) furnish to the Agent, upon its reasonable request, full information as to the insurance carried.

          Section 8.04  Corporate Franchises.  The Borrower will, and will cause
                        --------------------
each of its Subsidiaries to, do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its material rights, franchises, licenses and patents; provided, however, that nothing in this Section 8.04 shall prevent the withdrawal, lapse or termination by the Borrower or any of its Subsidiaries of any right, franchise, license or patent or its qualification as a foreign corporation in any jurisdiction or shall prevent the Borrower or any of its Subsidiaries from taking any other action where such withdrawal, lapse, termination or action could not reasonably be expected to have a material adverse effect on the business, operations, property, assets or condition (financial or otherwise) of the Borrower or the Borrower and its Subsidiaries taken as a whole.

          Section 8.05  Compliance with Statutes, etc.  The Borrower will, and
                        -----------------------------
will cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such noncompliances as could not reasonably be expected to have, in the aggregate, a material adverse effect on the business, operations, property, assets or condition (financial or otherwise) of the Borrower or of the Borrower and its Subsidiaries taken as a whole.

          Section 8.06  ERISA.  Promptly after an Authorized Officer of the
                        -----
Borrower has received notice or otherwise has knowledge thereof, the Borrower will deliver to the Bank written notice describing in reasonable detail the occurrence of any of the following: that a Reportable Event has occurred; that an accumulated funding deficiency, within the meaning of Section 412 of the Code or Section 302 of ERISA has been incurred or an application may be or has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code or Section 303 or 304 of ERISA with respect to a Plan; that a Plan has an Unfunded Current Liability giving rise to a Lien under ERISA; or that the Borrower or any ERISA Affiliates will or may incur any material liability (including any contingent or secondary liability) to or on account of the termination of or withdrawal from a Plan or Multiemployer Plan under Section 4062, 4063, 4064, 4069, 4201, 4204, or 4212 of ERISA. Upon written request of the Agent, the Borrower will deliver to each of the Banks a complete copy of the annual report (Form 5500) of each Plan required to be filed with the Internal Revenue Service.

          Section 8.07  Performance of Obligations.  The Borrower will, and will
                        --------------------------
cause each of its Subsidiaries to, perform all its obligations under the terms of each mortgage, indenture, security agreement and other debt instrument by which it is bound, except such non-performances as could not reasonably be expected to have in the aggregate a material adverse effect on the business, operations, property, assets or condition (financial or otherwise) of the Borrower or of the Borrower and its Subsidiaries taken as a whole.

          Section 8.08  Use of Proceeds.  The Borrower will use the proceeds of
                        ---------------
the Loans only to pay or reimburse itself for the payment of Losses (including establishing and/or maintaining Permitted Reserves in the Pledged Reserves Account) in respect of the Covered Portfolio.

          Section 8.09  Conduct of Business.  The Borrower will and will cause
                        -------------------
each of its Subsidiaries to continue to engage in business of the same general type as conducted by it on the Effective Date.

          Section 8.10  Underwriting Criteria.  The Borrower shall maintain its
                        ---------------------
criteria for underwriting Insurance Contracts substantially as heretofore in effect.

          Section 8.11  Collection of Pledged Recoveries and Pledged Premiums.
                        -----------------------------------------------------
The Borrower shall at all times use its commercially reasonable efforts to collect and otherwise realize upon all Pledged Recoveries and Pledged Premiums in compliance with applicable law and in a commercially reasonable manner.

          Section 8.12  Pledged Reserve Release Notice.  The Borrower hereby
                        ------------------------------
acknowledges and agrees that if, at any time, it shall cease to maintain all or any portion of Permitted Reserves in respect of which Pledged Reserves Account Funds have been deposited in the Pledged Reserves Account, the Borrower as promptly as possible (and in any event within three Business Days) after it shall cease to maintain such Permitted Reserves shall give written notice thereof (each such notice, a "Pledged Reserve Release Notice") to the Agent and the Collateral Agent which notice shall provide the amount of such Pledged Reserves Account Funds that have been released.

          Section 8.13  Registry.  The Borrower hereby covenants that it shall
                        --------
maintain a register on which it will record the Commitment from time to time of each of the Banks, the Loans made by each of the Banks and each repayment in respect of the principal amount of the Loans of each Bank. Failure to make any such recordation, or any error in such recordation, shall not affect the Borrower's obligations in respect of such Loans. Upon the request of the Borrower, the Agent hereby agrees to use its reasonable efforts to provide to the Borrower such information not otherwise available to the Borrower, as the Borrower shall reasonably request from time to time in order to enable it to fulfill its obligations pursuant to this Section 8.13. Without limiting the Borrower's obligations hereunder, the Borrower shall indemnify any Bank described in Section 4.04(b)(iii) for losses related to the withholding of taxes, including any interest and penalties thereon arising as a result of the Borrower's failure to comply with this Section 8.13.

SECTION 9.  NEGATIVE COVENANTS.
            ------------------

            The Borrower covenants and agrees that on and after the Effective Date and until the Commitments have terminated and the Loans and the Notes, together with interest, Fees and all other obligations incurred hereunder and thereunder, are paid in full:

            Section 9.01  Liens.  The Borrower will not, and will not permit any
                          -----
of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any Pledged Recoveries, Pledged Premiums, Pledged Reserves Account Funds or other Collateral, provided that the provisions of this Section
9.01 shall not prevent the creation, incurrence, assumption or existence of the following (Liens described below are herein referred to as "Permitted Liens"):

          (i) the Lien in favor of the Banks under the Security Agreement or otherwise permitted thereunder;

          (ii) inchoate Liens for taxes, assessments or governmental charges or levies not yet due or Liens for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with generally accepted accounting principles;

          (iii) Liens in respect of property or assets of the Borrower or any of its Subsidiaries imposed by law, which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers', warehousemen's, materialmen's and mechanics' liens and other similar Liens arising in the ordinary course of business, which relate to Indebtedness which has not been paid when due and payable in accordance with its terms and which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien; and

          (iv) Liens in respect of statutory preference or priorities granted to certain claims under the Insurers Rehabilitation and Liquidation Act, Chapter 645, Wisconsin Statutes.

          Section 9.02  Consolidation, Merger, Sale of Assets, etc.  The
                        ------------------------------------------
Borrower will not, and will not permit any of its Subsidiaries to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time) all or any substantial part of its property or assets, or purchase or otherwise acquire (in one or a series of related transactions) all or substantially all of the property or assets (other than purchases or other acquisitions of inventory, materials and equipment in the ordinary course of business) of any Person, or permit any of its Subsidiaries so to do any of the foregoing, except that:

          (i) each of the Borrower and its Subsidiaries may in the ordinary course of business sell or lease assets;

          (ii) any Subsidiary may wind up its affairs or liquidate or dissolve into, and may consolidate or merge with or into, the Borrower or any other Subsidiary of the Borrower;

          (iii) the assets or stock of any Subsidiary of the Borrower may be purchased or otherwise acquired by the Borrower or any other Subsidiary of the Borrower;

          (iv) the Borrower or any of its Subsidiaries may purchase or otherwise acquire all or substantially all of the properties or assets of any Person (other than the Borrower) or acquire such Person by merger so long as (w) no Default or Event of Default has occurred and is continuing or would occur after giving effect thereto, (x) the consolidated net worth (determined in accordance with U.S. generally accepted accounting principles) of the Borrower and its

Subsidiaries taken as a whole immediately after giving effect to such purchase, acquisition or merger is at least equal to its consolidated net worth immediately prior to such purchase, acquisition or merger and (y) such purchase, acquisition or merger shall not result in any downgrading of the Borrower's Rating assigned by Moody's or S&P from that in effect immediately prior to such purchase, acquisition or merger and (z) the Borrower shall deliver to the Agent a certificate of the Chief Financial Officer of the Borrower stating that such purchase, merger or acquisition complied with the conditions contained in this clause (iv); and

          (v) the Borrower and any of its Subsidiaries may convey, sell or otherwise dispose of any of their respective properties or assets so long as, immediately prior to the time of such disposition, the value of such properties or assets being disposed of does not exceed 10% of the aggregate value of the assets of the Borrower and its Subsidiaries as such assets are carried on the consolidated balance sheet of the Borrower and its Subsidiaries at such time.

SECTION 10.  EVENTS OF DEFAULT.
             ----------------

          Upon the occurrence of any of the following specified events (each an "Event of Default"):

          Section 10.01  Payments.  The Borrower shall (i) default in the
                         --------
payment when due of any principal of any Loan or any Note or (ii) default, and such default shall continue unremedied for two or more Business Days, in the payment when due of any interest on any Loan or any Note or any Fees or any other amounts owing hereunder or under any Note; or

          Section 10.02  Representations, etc.  Any representation, warranty or
                         --------------------
statement made by or on behalf of the Borrower herein or in any other Credit Document or in any certificate delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

          Section 10.03  Covenants.  Section 10.03 (e), 8.08, 8.09, 8.10, 8.11,
                         ---------
8.12 or 9 hereof and such default shall continue unremedied for a period of 15 Business Days after written notice to the Borrower by the Agent or Bank, or (ii) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in Sections 10.01 and 10.02 and clause
(i) of this Section 10.03) contained in this Agreement and such default shall continue unremedied for a period of 30 days after written notice to the Borrower by the Agent or any Bank; or

          Section 10.04  Default Under Other Agreements.  The Borrower or any of
                         ------------------------------
its Subsidiaries shall (i) default in any payment of any Indebtedness (other than the Notes) with an outstanding principal balance in excess of $15,000,000 beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or (ii) default in the observance or performance of any agreement or condition relating to any such Indebtedness beyond the grace period as provided therein (other than the Notes) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of any such default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause any such Indebtedness to become due prior to its stated maturity; or any Indebtedness of the Borrower or any of its Subsidiaries shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof; or

          Section 10.05  Bankruptcy, etc.  The Borrower or any of its
                         ---------------
Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Borrower or any of its Subsidiaries, and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Borrower or any of its Subsidiaries, or the Borrower or any of its Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or any of its Subsidiaries, or there is commenced against the Borrower or any of its Subsidiaries any such proceeding which remains undismissed or unstayed for a period of 60 days, or the Borrower or any of its Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Borrower or any of its Subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or the Borrower or any of its Subsidiaries makes a general assignment for the benefit of creditors; or any corporate action is taken by the Borrower or any of its Subsidiaries for the purpose of effecting any of the foregoing; or

          Section 10.06  ERISA.  (a)  Any Plan shall fail to maintain the
                         -----
minimum funding standard required for any plan year or part thereof or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code, or the Borrower or any of its ERISA Affiliates has incurred or is likely to incur a liability to or on account of a Plan or Multiemployer Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA, or the Borrower or any Subsidiary has incurred or is likely to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(1) of ERISA) which provide benefits to retired employees (other than as required by Section 601 of ERISA), involving in the aggregate for the Borrower and its Subsidiaries a liability of $10,000,000 or more at any time;
(b) there shall result from any such event or events the imposition of a Lien upon the assets of the Borrower or any of its Subsidiaries, the granting of a security interest, or a liability or a material risk of incurring a liability, and (c) which Lien, security interest or liability, in the opinion of the Banks, will have a material adverse effect upon the business, operations, property, assets or condition (financial or otherwise) of the Borrower or of the Borrower and its Subsidiaries taken as a whole; or

          Section 10.07  Security Agreement.  (i)  The Security Agreement or any
                         ------------------
provision thereof shall cease to be in full force and effect, or shall cease in any material respect to give the

Collateral Agent for the benefit of the Banks, the Liens, rights, powers and privileges purported to be created thereby, or (ii) the Borrower shall otherwise default in any material respect in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the Security Agreement and such default shall continue unremedied for a period of 30 days after written notice to the Borrower by the Agent or, in the event there is no Agent, any Bank; or

          Section 10.08  Judgments.  One or more judgments or decrees shall be
                         ---------
entered against the Borrower or any of its Subsidiaries involving in the aggregate for the Borrower and its Subsidiaries a liability (not paid or fully covered by insurance) of $15,000,000 or more at any one time, and all such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 60 days after the entry thereof; or

          Section 10.09  Change of Control.  A Change of Control shall occur;
                         -----------------
then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Agent may or shall upon direction from the Majority Banks, by written notice to the Borrower, take the following actions to the extent permitted below (provided, that, if an Event of Default specified in Section 10.05 shall occur with respect to the Borrower, the result which would occur upon the giving of written notice to the Borrower as specified below shall occur automatically without the giving of any such notice): if any Event of Default has occurred and is continuing, the Agent may declare the principal of and any accrued interest in respect of all Loans and the Notes and all obligations owing hereunder and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

SECTION 11.  THE AGENT.
             ---------

          Section 11.01  Appointment.  The Banks hereby designate Deutsche Bank
                         -----------
AG, New York Branch as Agent (for purposes of this Section 11, the term "Agent" shall also include Deutsche Bank AG, New York Branch in its capacity as Collateral Agent pursuant to the Security Documents) to act as specified herein and in the other Credit Documents. Each Bank hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note shall be deemed irrevocably to authorize, the Agent to take such action on its behalf under the provisions of this Agreement, the other Credit Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Agent may perform any of its duties hereunder by or through its officers, directors, agents or employees.

          Section 11.02  Nature of Duties.  The Agent shall not have any duties
                         ----------------
or responsibilities except those expressly set forth in this Agreement and the Security Agreement. Neither the Agent nor any of its officers, directors, agents or employees shall be liable for any action taken or omitted by it or them hereunder or under any other Credit Document or in connection herewith or therewith, unless caused by its or their gross negligence or willful miscon-duct. The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not have by reason of this Agreement or any other Credit Document a fiduciary relationship in respect of any Bank or the holder of any Note; and nothing in this Agreement or any other Credit Document, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Agreement or any other Credit Document except as expressly set forth herein or therein.

          Section 11.03  Lack of Reliance on the Agent.  Independently and
                         -----------------------------
without reliance upon the Agent, each Bank and the holder of each Note, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Borrower in connection with the making and the continuance of the Loans and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of the Borrower and, except as expressly provided in this Agreement, the Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Bank with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter. The Agent shall not be responsible to any Bank or the holder of any Note for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectability, priority or sufficiency of this Agreement or any other Credit Document or the financial condition of the Borrower or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document, or the financial condition of the Borrower or the existence or possible existence of any Default or Event of Default.

          Section 11.04  Certain Rights of the Agent.  If the Agent shall
                         ---------------------------
request instructions from the Banks with respect to any act or action (including failure to act) in connection with this Agreement or any other Credit Document, the Agent shall be entitled to refrain from such act or taking such action unless and until the Agent shall have received instructions from the Majority Banks; and the Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Bank or the holder of any Note shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder or under any other Credit Document in accordance with the instructions of the Majority Banks.

          Section 11.05  Reliance.  The Agent shall be entitled to rely, and
                         --------
shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any Person that the Agent believed to be the proper Person, and, with respect to all legal matters pertaining to this Agreement and any other Credit Document and its duties hereunder and thereunder, upon advice of counsel selected by the Agent.

          Section 11.06  Indemnification.  To the extent the Agent is not
                         ---------------
reimbursed and indemnified by the Borrower, each Bank will reimburse and indemnify the Agent for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Agent in performing its duties hereunder or under any other Credit Document, in any way relating to or arising out of this Agreement or any other Credit Document; provided that no Bank shall be liable
                                        --------
for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct.

          Section 11.07  The Agent in Its Individual Capacity.  With respect to
                         ------------------------------------
its obligation to make Loans under this Agreement, the Agent shall have the rights and powers specified herein for a "Bank" and may exercise the same rights and powers as though it was not performing the duties specified herein; and the term "Banks," "holders of Notes" or any similar terms shall, unless the context clearly otherwise indicates, include the Agent in its individual capacity. The Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with the Borrower or any Affiliate of the Borrower as if they were not performing the duties specified herein, and may accept fees and other consideration from the Borrower for services in connection with this Agreement and otherwise without having to account for the same to the Banks.

          Section 11.08  Resignation by the Agent.  (a)  The Agent may resign
                         ------------------------
from the performance of all its functions and duties hereunder and/or under the other Credit Documents at any time by giving 15 Business Days' prior written notice to the Borrower and the Banks. In the case of the resignation by the Agent, such resignation shall take effect upon the appointment of a successor Agent pursuant to clause (b) or (c) below or as otherwise provided below.

          (b) Upon any such notice of resignation by the Agent, the Banks shall appoint a successor Agent hereunder or thereunder who shall be a commercial bank or trust company reasonably acceptable to the Borrower (it being understood and agreed that any Bank is deemed to be acceptable to the Borrower).

          (c) If a successor Agent shall not have been so appointed within such 15 Business Day period, the Agent, with the consent of the Borrower, shall then appoint a successor Agent who shall serve as Agent hereunder or thereunder until such time, if any, as the Banks appoint a successor Agent as provided above.

          (d) If no successor Agent has been appointed pursuant to clause (b) or
(c) above by the 20th Business Day after the date such notice of resignation was given by the Agent, the Agent may appoint any other Bank which agrees to such appointment to act as successor Agent and if no Bank so agrees by the 30th Business Day after the date such notice was given by the Agent, the Agent's resignation shall become effective on such 30th Business Day and the Banks shall thereafter perform all the duties of the Agent hereunder and/or under any other Credit Document until such time, if any, as the Banks appoint a successor Agent as provided above.

SECTION 12.  MISCELLANEOUS.
             -------------

          Section 12.01  Payment of Expenses, etc.  The Borrower shall:  (i)
                         ------------------------
whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses (x) of the Agent (including, without limitation, the reasonable fees and disbursements of White & Case, LLP, counsel for the Agent) in connection with the preparation, execution and delivery of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein and any amendment, waiver or consent relating hereto or thereto and (y) of the Agent and the Banks in connection with the enforcement of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein (including, without limitation, the reasonable fees and disbursements of counsel for the Agent and the Banks);
(ii) pay and hold each Bank harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save such Bank harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Bank) to pay such taxes; and (iii) except as otherwise provided in
Section 4.05, indemnify each Bank, its officers, directors, employees, representatives and agents from and hold each of them harmless against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, and reasonable costs, expenses and disbursements incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of, any investigation, litigation or other proceeding (whether or not such Bank is a party thereto) related to the entering into and/or performance of this Agreement or any other Credit Document or the use of the proceeds of any Loans hereunder or the consummation of any transactions contemplated herein or in any other Credit Document, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding (but excluding any such liabilities, obligations, losses, etc., to the extent incurred by reason of the gross negligence or
        ----
willful misconduct of the Person to be indemnified).

          Section 12.02  Right of Setoff.  Except as otherwise provided in
                         ---------------
Section 4.05 in addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights and to the extent permitted by applicable law, upon the occurrence of an Event of Default, each Bank is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special), and any other Indebtedness at any time held or owing by such Bank (including without limitation by branches and agencies of such Bank wherever located) to or for the credit or the account of the Borrower against and on account of the Obligations and liabilities of the Borrower to such Bank under this Agreement or under any of the other Credit Documents, and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not the Bank shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured, provided however that (i) except to the extent provided in the next succeeding clause (ii), no Bank is authorized hereunder to take any of the foregoing actions, nor shall any Bank exercise any other right of setoff or bankers' lien or any other right now or hereafter granted under applicable law with respect to the Pledged Reserves Account or any portion of the Pledged Reserves Account Funds or any Collateral contained in the Pledged Reserves Account (each of the Agent, the Collateral Agent and each Bank hereby waiving, to the extent permitted by applicable law, any such right) and (ii) from and after receipt by the Agent or the Collateral Agent of any Pledged Reserve Release Notice, the Agent, the Collateral Agent or any Bank is authorized to and may exercise, to the extent permitted by applicable law, any of such foregoing actions or such rights only with respect to the amount of Pledged Reserves Account Funds described in such Pledged Reserve Release Notice and the other Collateral contained in the Pledged Reserves Account in an amount equal to the interest and other earnings on such Pledged Reserves Account Funds.

          Section 12.03  Notices.  Except as otherwise expressly provided
                         -------
herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered: if to the Borrower or any Bank, at its address listed opposite its name on the signature page hereto; and if to the Agent at its Notice Office; or, as to any Bank or the Agent, at such other address as shall be designated by such party in a written notice to the other parties hereto and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Agent. All such notices and communications shall not be effective until received by the Agent or the Borrower.

          Section 12.04  Benefit of Agreement.  (a) This Agreement shall be
                         --------------------
binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, that the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Banks and, provided further, that, no Bank may transfer or assign its rights or obligations hereunder or under any of the other Credit Documents, except as provided in this Section 12.04, provided further, that no Bank shall transfer, grant or assign any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any of the other Credit Documents (x) except to the extent such amendment or waiver (i) extends the final maturity of any Loan or Note other than in accordance with Section 3.04, or reduces the rate or extends the time of payment of interest or Fees thereon, or reduces the principal amount thereof, or increases the Commitment of any Bank over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default shall not constitute a change in the terms of any Commitment of any Bank), (ii) releases any material portion of the Collateral under the Security Agreement except as shall be otherwise provided in any Credit Document, (iii) consents to the assignment or transfer by the Borrower of any of its rights and obligations under any Credit Document, (iv) amends the definition of Loss Threshold Incurrence Date other than to increase the dollar amount or the percentage specified therein, (v) reduces the percentage specified in the definition of Majority Participants or (vi) amends, modifies or waives any provision of this
Section 12.04 or (y) except to the extent that a Bank may permit its Majority Participants to approve any material written amendment, modification, waiver or release of any other provision of this Agreement or any other Credit Document which would, if effected, materially adversely affect the interests of its participants. "Majority Participants" for purposes of this Section 12.04 shall mean, with respect to each Bank, at any time participants of such Bank participating in at least 51% of the aggregate principal amount of Loans made by such Bank and outstanding at such time, or if no such Loans are outstanding at such time, participants of such Bank participating in at least 51% of the Commitment of such Bank at such time. In the case of any such participation, the participant shall not constitute a "Bank" hereunder and shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against any Bank in respect of such participation to be those set forth in the agreement executed by such Bank in favor of the participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Bank had not sold such participation, except that the participant shall be entitled to the benefits of Section 2.07 or 4.04 of this Agreement to the extent that such Bank would be entitled to such benefits if the participation had not been transferred, granted or assigned.

          (b) Notwithstanding the foregoing, any Bank (or any Bank together with one or more other Banks) may assign all or a portion of its Commitment (plus, if such Bank shall be a Part C Bank, such Bank's Contingent Commitment) and related outstanding rights and Obligations hereunder to one or more Eligible Transferees, each of which assignees shall become a party to this Agreement as a Bank and, if applicable, a Part C Bank by execution of an Assignment and Assumption Agreement and delivery of such Assignment and Assumption Agreement to the Borrower and the Agent, provided that (i) new Notes will be issued to such
                            --------
new Bank in the stated amount of its assumed Commitment (plus, if such Bank shall be a Part C Bank, such Bank's Contingent Commitment), and to the assigning Bank in the stated amount of the Commitment (plus, if such Bank shall be a Part C Bank, the Contingent Commitment) if any, retained by it upon the request of such new Bank or assigning Bank and the surrender of the Note previously issued to the assigning Bank (or the execution and delivery to the Borrower of an indemnity satisfactory to the Borrower), such new Notes to be in conformity with the requirements of Section 2.05 to the extent needed to reflect the revised Commitments and, if applicable, Contingent Commitments, (ii) unless such assignment is to an Affiliate of such assigning Bank, and so long as no Default or Event of Default exists at the time of such assignment, the Borrower shall have consented to such assignment, (iii) at the time of such assignment, the new Bank or (except to the extent the new Bank is an affiliate of the assigning
Bank) its parent shall have an unsecured senior debt rating (or shadow rating as reflected in a letter) by each of Moody's and S&P no lower than the unsecured senior debt rating (or shadow rating as reflected in a letter) by each of Moody's and S&P of the assigning Bank or its parent, (iv) in the case of any assignment of all or a portion of a Part C Bank's Contingent Commitment, the new Part C Bank or its parent shall have, at the time of such assignment, an unsecured senior debt rating (or shadow rating as reflected in a letter) by each of Moody's and S&P of Aaa and AAA, respectively, (v) such assignment shall not result in a downgrading of the Borrower's Rating by Moody's or S&P from that in effect immediately prior to such assignment, (vi) the assigning Bank shall provide notice of any such assignment to the Agent and the Borrower and the Borrower shall provide notice of same to Moody's and S&P and (vii) the new Bank shall deliver a legal opinion addressed to each of the Borrower, Moody's and S&P dated the effective date of the applicable assignment to the effect that this Agreement constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditor's rights and by equitable principles (regardless of whether enforcement is sought in equity or at law) as the same may be applied in the event of bankruptcy or similar proceedings with respect to such new Bank. To the extent of any assignment pursuant to this Section 12.04(b), the assigning Bank shall be relieved of its obligations hereunder with respect to its assigned Commitment. At the time of each assignment pursuant to this Section 12.04(b) to a Person which is not already a Bank hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Bank shall, to the extent legally entitled to do so, provide to the Borrower in the case of a Bank described in clause (ii) or (iv) of Section 4.04(b), the forms described in such clause (ii) or (iv), as the case may be. To the extent that an assignment of all or any portion of a Bank's Commitment and related outstanding Obligations pursuant to this Section 12.04(b) would at the time of such assignment, result in increased costs under Section 2.07 or 4.04 from those being charged by the respective assigning Bank prior to such assignment, then the Borrower shall not be obligated to pay such increased costs (although the Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes in applicable law, or government rules, regulations, orders or requests after the date of the respective assignment).

          (c) Upon the execution and delivery of an Assignment and Assumption Agreement in accordance with, and subject to the restrictions of, Section 12.04(b), the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder and under the other Credit Documents have been assigned to it pursuant to such Assignment and Assumption Agreement, have the rights and obligations of a "Bank" hereunder and thereunder.

          (d) Any Bank claiming any amounts payable pursuant to Section 4.04 shall use reasonable efforts (consistent with legal and regulatory restrictions and subject to overall policy considerations of such Bank) to designate another lending office for its Commitment or Loans or take such other action to minimize such amounts, as may be reasonably requested by the Borrower, provided that such designation is made or such other action is taken on such terms that such Bank and its lending office suffer no economic, legal or regulatory disadvantage.

          (e) Nothing in this Agreement shall prevent or prohibit any Bank from pledging its Loans and Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Bank from such Federal Reserve Bank.

          (f) Each Bank shall promptly notify the Borrower of any change in the location of its applicable lending office. In the event any Bank changes its applicable lending office, such change shall be treated as an assignment to a new Bank for purposes of Section 4.04(b) and so much of Section 12.04(b) as relates to Section 4.04.

          Section 12.05  No Waiver; Remedies Cumulative.  No failure or delay on
                         ------------------------------
the part of any Bank or the holder of any Note in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Borrower and any Bank or the holder of any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. Except as otherwise expressly provided herein or in any other Credit Document, the rights, powers and remedies herein or in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which any Bank would otherwise have. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Bank or the holder of any Note to any other or further action in any circumstances without notice or demand.

          Section 12.06  Calculations; Computations.  (a)  The financial
                         --------------------------
statements to be furnished to the Banks pursuant to Section 8.01(a) and (b) shall be made and prepared in accordance with generally accepted accounting principles in the United States and the financial statements to be furnished to the Banks pursuant to Section 8.01(c) shall be made and prepared in accordance with statutory accounting principles, in each case consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Borrower to the Banks).

          (b) All computations of interest, Commitment Fees and Fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, Commitment Fees or Fees are payable.

          Section 12.07  Governing Law; Submission to Jurisdiction; Venue.  (a)
                         ------------------------------------------------
This Agreement and the other Credit Documents and the rights and obligations of the parties hereunder and thereunder shall be construed in accordance with and be governed by the law of the State of New York. Any legal action or proceeding against the Borrower with respect to this Agreement or any other Credit Document may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, the Borrower hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Borrower irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrower at its address set forth opposite its signature below, such service to become effective 30 days after such mailing. Except as otherwise provided in Section 4.05, nothing herein shall affect the right of the Agent or any Bank under this Agreement to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction.

          (b) The Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Credit Document brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

          Section 12.08  Obligation to Make Payments in Dollars.  Subject to the
                         --------------------------------------
provisions of Section 4.05, the obligation of the Borrower to make payment in Dollars of the principal of and interest on the Notes and any other amounts due hereunder or under any other Credit Document to the Payment Office of the Agent as provided in Section 4.03 shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment, which is expressed in or converted into any currency other than Dollars, except to the extent such tender or recovery shall result in the actual receipt by the Agent at its Payment Office of the full amount of Dollars expressed to be payable in respect of the principal of and interest on the Notes and all other amounts due hereunder or under any other Credit Document. Subject to the provisions of Section 4.05, the obligation of the Borrower to make payments in Dollars as aforesaid shall be enforceable as an alternative or additional cause of action for the purpose of recovery in Dollars of the amount, if any, by which such actual receipt shall fall short of the full amount of Dollars expressed to be payable in respect of the principal of and interest on the Notes and any other amounts due under any other Credit Document, and shall not be affected by judgment being obtained for any other sums due under this Agreement or under any other Credit Document.

          Section 12.09  Counterparts.  This Agreement may be executed in any
                         ------------
number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Agent.

          Section 12.10  Effectiveness.  This Agreement shall become effective
                         -------------
on the date (the "Effective Date") on which the Borrower and the Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Agent at its Notice Office and the conditions set forth in Section 5 shall have been satisfied or waived by the Banks, as evidenced by a written notice by the Agent to the Borrower confirming that the Agreement has become effective and setting forth the Effective Date.

          Section 12.11  Headings Descriptive.  The headings of the several
                         --------------------
sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

          Section 12.12  Amendment or Waiver.  Neither this Agreement nor any
                         -------------------
other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Majority Banks and the Agent; provided, however, that no such change, waiver, discharge or termination shall, without the consent of each Bank (other than any Bank that is, at the time of the proposed extension, release, amendment, reduction or consent, a Defaulting Bank) (i) extend the final maturity of any Loan or Note other than in accordance with Section 3.04 or reduce the rate or extend the time of payment of interest or Fees thereon, or reduce the principal amount thereof, or increase the Commitment of any Bank over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default shall not constitute a change in the terms of any Commitment of any Bank), (ii) release any material portion of the Collateral under any Security Document except as shall be otherwise provided in any Credit Document, (iii) amend, modify or waive any provision of this Section 12.12, (iv) reduce the percentage specified in the definition of Majority Banks, (v) consent to the assignment or transfer by the Borrower of any of its rights and obligations under any Credit Document or (vi) amend the definition of Loss Threshold Incurrence Date other than to increase the dollar amount or the percentage specified therein.

          Section 12.13  Survival.  All indemnities set forth herein including,
                         --------
without limitation, in Sections 2.07, 4.04 and 12.01 shall survive the execution and delivery of this Agreement and the Notes and the making and repayment of the Loans.

          Section 12.14  Exclusions from Covered Portfolio.  In the event that
                         ---------------------------------
any Bank (or any participant to whom such Bank has transferred, granted or assigned any participation in its rights and obligations hereunder and under the other Credit Documents) is, or upon the occurrence of any contingency would be, obligated under the terms of a line of credit, standby bond purchase agreement, letter of credit, liquidity agreement or similar agreement or arrangement to purchase any Insured Obligation listed in a certificate delivered by the Borrower to the Agent pursuant to Section 5.06 or 8.01(d), such Bank (or such participant) shall promptly notify the Agent, and the Agent shall promptly notify the Borrower, that such Bank (or such participant) is or would be so obligated to purchase such Insured Obligation. Upon delivery by the Agent to the Borrower of any such notice with respect to an Insured Obligation, such Insured Obligation shall, effective upon delivery of such notice by the Agent to the Borrower, be excluded from the Covered Portfolio.

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.


Address:
-------
                                        AMBAC ASSURANCE CORPORATION

One State Street Plaza
New York, New York  10004
Attn:  Anne Gill
                                        By /s/ Anne Gill
                                           -------------------------------
                                           Name:
                                           Title:

420 Fifth Avenue                        LANDESBANK HESSEN-THRINGEN
New York, New York  10018                  GIROZENTRALE
Attention:  Lisa Pent

                                        By /s/ Lisa Pent
                                           ------------------------------
                                           Name:
                                           Title:


                                        By
                                           ------------------------------
                                           Name:
                                           Title:

560 Lexington Avenue                    BAYERISCHE LANDESBANK
22nd Floor                                GIROZENTRALE
New York, New York  10022
Attention:  Scott Allison
                                        By /s/ Scott Allison
                                           ------------------------------
                                           Name:
                                           Title:


                                        By
                                           ------------------------------
                                           Name:
                                           Title:

1211 Avenue of the Americas             WESTDEUTSCHE LANDESBANK
New York, New York 10036                  GIROZENTRALE, NEW YORK
Attention:  Lillian Tung Lum              BRANCH


                                        By /s/ Lillian Tung Lum
                                           -------------------------------
                                           Name:
                                           Title:


                                        By
                                            ------------------------------
                                            Name:
                                            Title:

245 Park Avenue                         COPERATIEVE CENTRALE
New York, New York  10167                 RAIFFEISEN-BOERENLEENBANK
Attention:  Angela Reilly                 B.A., "RABOBANK NEDERALND",
                                          NEW YORK BRANCH


                                        By /s/ Angela Reilly
                                           ----------------------------------
                                           Name:
                                           Title:

                                        By
                                           ----------------------------------
                                           Name:
                                           Title:

1339 Chestnut Street                    FIRST UNION NATIONAL BANK
3rd Floor                                 OF NORTH CAROLINA
Philadelphia, Pennsylvania  19107
Attention:  Jeff Doherty
                                        By /s/ Jeff Doherty
                                           ----------------------------------
                                           Name:
                                           Title:

125 West 55th Street                    KBC BANK N.V.
New York, New York  10019
Attention:  Patrick Owens
                                        By /s/ Patrick Owens
                                           ---------------------------------
                                           Name:
                                           Title:


                                        By
                                           ---------------------------------
                                           Name:
                                           Title:

901 Main Street                         NATIONSBANK, N.A.
67th Floor
Dallas, Texas  75202
Attention:  Joan D'Amico                By /s/ Joan D'Amico
                                           --------------------------------
                                           Name:
                                           Title:

270 Park Avenue                         THE CHASE MANHATTAN BANK
New York, New York  10017
Attention:  Helen Newcomb
                                        By /s/ Helen Newcomb
                                           --------------------------------
                                           Name:
                                           Title:

575 Fifth Avenue                        LLOYDS BANK PLC
New York, New York  10017
Attention:  Amy Vespasiano
                                        By /s/ Amy Vespasiano
                                           ---------------------------------
                                           Name:
                                           Title:



                                        DEUTSCHE BANK AG,
31 West 52nd Street                       NEW YORK BRANCH,
New York, New York  10019               Individually and as Agent
Attn:

                                        By
                                           ---------------------------------
                                           Name:
                                           Title:


                                        By
                                           ---------------------------------
                                           Name:
                                           Title:

                                                                      SCHEDULE I
                                                                      ----------


                                    PART A
                                  Commitments
                                  -----------

Name                                                                  Commitment
----                                                                  ----------

Landesbank Hessen-Thuringen
Girozentrale                                                     $110,000,000.00

Bayerische Landesbank Girozentrale                                 75,000,000.00

Westdeutsche Landesbank Girozentrale,
New York Branch                                                    75,000,000.00

Cooperatieve Centrale                                              60,000,000.00
Raiffeisen-Boerenleenbank B.A.,
"Rabobank Nederland", New York Branch

Deutsche Bank AG, New York Branch                                  50,000,000.00

First Union National Bank of North                                 40,000,000.00
Carolina

KBC Bank N.V.                                                      40,000,000.00

NationsBank, N.A.                                                  40,000,000.00

Lloyds Bank PLC                                                    35,000,000.00

The Chase Manhattan Bank                                           30,000,000.00
                                                                 ---------------

                   Total                                         $555,000,000.00

                                     PART B
                                  Part B Banks
                                  ------------

The Chase Manhattan Bank

Deutsche Bank AG, New York Branch

First Union Bank National Bank of North
Carolina

KBC Bank N.V.

Lloyds Bank PLC

NationsBank, N.A.

Westdeutsche Landesbank Girozentrale,
New York Branch


                                    PART C
                      Part C Banks/Contingent Commitments
                      -----------------------------------

Name                                                                  Commitment
----                                                                  ----------

Bayerische Landesbank Girozentrale                               $100,000,000.00

Cooperatieve Centrale Raiffeisen-                                  50,000,000.00
Boerenleenbank B.A., "Rabobank                                    --------------
Nederland", New York Branch

               Total                                             $150,000,000.00

                                                                     SCHEDULE II
                                                                     -----------


                            Undisclosed Liabilities
                            -----------------------


          None

                                                                    SCHEDULE III
                                                                    ------------


                                  Subsidiaries
                                  ------------


                                  Jurisdiction of                                            Borrower's
         Name of                  Incorporation or         Owner(s) of Equity                Percentage
        Subsidiary                  Organization            Interests Therein                Ownership
-------------------------      --------------------     ----------------------------      -----------------
American  Municipal Bond             Delaware            Ambac Assurance Corporation          100%
 Holding Company

Ambac Credit Products, LLC           Delaware            Ambac Assurance Corporation          100%

Ambac Insurance UK Limited             UK                Ambac Assurance Corporation          100%

Connie Lee Holdings, Inc.            Delaware            Ambac Assurance Corporation          100%

Ambac Financial Services,  L.P.      Delaware            Ambac Assurance Corporation           90%
                                                         (Ambac Financial Services
                                                         Holdings, Inc., a wholly-owned
                                                         subsidiary of Ambac Financial
                                                         Group, Inc. owns the other 10%)

Connie Lee Insurance Company         Delaware            Connie Lee Holdings, Inc.            100%

Connie Lee Management                Wisconsin           Connie Lee Holdings, Inc.            100%
 Services Corporation

                                                                       EXHIBIT A
                                                                       ---------

                              NOTICE OF BORROWING

                                                                03/19/99 7:57 PM

Deutsche Bank AG,
New York Branch, as Agent
31 West 52nd Street
New York, New York  10019

Attention:  Ms. Tykie Tobin

Ladies and Gentlemen:

          The undersigned, AMBAC Assurance Corporation (the "Borrower"), refers to the Amended and Restated Credit Agreement, dated as of December 2, 1998 (as amended, modified and supplemented from time to time, the "Credit Agreement", the terms defined therein being used herein as therein defined), among the Borrower, various Banks from time to time party thereto, and you as Agent for such banks, and hereby give you notice, irrevocably, pursuant to Section 2.03 of the Credit Agreement, that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section
2.03 of the Credit Agreement:

          (i) The Business Day of the Proposed Borrowing is _________, 19__./1/

          (ii) The aggregate principal amount of the Proposed Borrowing is $________.

          [(iii) Schedule 1 hereto contains a description of the Loss which the proceeds of the Loan will be applied to pay, including (a) identification of the Insured Obligation which has given rise to such Loss, (b) the amount of such Loss, (c) the amount of the Permitted Reserves, if any, being established with respect to such Loss and (d) the amount of Pledged Premiums, if any, hereafter payable to the Borrower in respect of such Insured Obligation.]/2/

          [(iii) Schedule 1 hereto contains a description of the Permitted Reserve which the proceeds of the Loan will be applied to establish, including
(a) an identification of the Insured Obligation which is in default or is anticipated to be in default, (b) the amount of such default, and (c) the amount of Pledged Premiums, if any, hereafter payable to the Borrower in respect of such Insured Obligation.]/3/


--------------------------------

/1/  Shall be a Business Day at least two Business Days after the date hereof.

/2/  Include one version of subparagraph (iii).

/3/  Include one version of subparagraph (iii).

                                                                       Exhibit A
                                                                          Page 2

          The undersigned hereby certifies that the Loss Threshold Incurrence Date has occurred on or prior to the date of this Notice of Borrowing.

                              Very truly yours,

                              AMBAC ASSURANCE CORPORATION

                              By
                                --------------------------
                                Name:
                                Title:

                                                                       Exhibit B
                                                                       ---------


                                      NOTE

$_____________                                                New York, New York
                                                               December 10, 1998

          FOR VALUE RECEIVED, AMBAC ASSURANCE CORPORATION, a Wisconsin stock insurance corporation (the "Borrower"), hereby promises to pay to the order of _________________ (the "Bank"), in lawful money of the United States of America in immediately available funds, at the office of Deutsche Bank AG, New York Branch, as Agent, located at 31 West 52nd Street, New York, New York 10019, on the Expiry Date (as defined in the hereinafter defined Agreement) the principal sum of __________ DOLLARS ($___________) or, if less, the then unpaid principal amount of all Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement.

          The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at such office at the rates and at the times provided in Section 2.06 of the Agreement.

          This Note is one of the Notes referred to in the Amended and Restated Credit Agreement, dated as of December 2, 1998 (as amended from time to time, the "Agreement"), among the Borrower, the lenders from time to time party thereto (including the Bank) and Deutsche Bank AG, New York Branch, as Agent, and is entitled to the benefits thereof. This Note is secured by the Security Agreement (as defined in the Agreement). As provided in the Agreement, this
Note is subject to voluntary prepayment and mandatory repayment prior to the Expiry Date, in whole or in part.

          In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

          Except as otherwise provided in the Agreement, the Borrower hereby waives presentment, demand, protest and notice of any kind in connection with this Note.

          The Bank is authorized to record the date and amount of each Loan and each payment, prepayment and conversion with respect thereto on the grid attached hereto or on a continuation thereof which shall be attached hereto and made a part hereof, and any such notation shall constitute prima facie evidence
                                                           ----- -----
of the accuracy of the information so recorded; provided, however, that the failure to make any such notation shall not affect the validity of the Borrower's obligations hereunder.

          THE PAYMENT OBLIGATIONS OF THE BORROWER UNDER THIS NOTE ARE LIMITED AS PROVIDED IN SECTION 4.05 OF THE AGREEMENT.

                                                                       Exhibit B
                                                                       ---------

          THIS NOTE IS TRANSFERABLE ONLY IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT.

          THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS OF SUCH STATE.

          IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and delivered by its duly authorized officer on the date first above written.

                              AMBAC ASSURANCE CORPORATION


                              By
                                -----------------------------
                                Title:

                                                                       Exhibit B
                                                                       ---------
                                                                          Page 3

                          LOAN AND REPAYMENT SCHEDULE


Date           Amount of Loan    Amount of Principal    Unpaid       Maturity     Interest       Notation
                                 Repayment              Principal    Date         Rate           Made By
                                                        Balance
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT D
                                                                       ---------


                          AMBAC ASSURANCE CORPORATION

                             Officers' Certificate

          I, the undersigned, Executive Vice President and Chief Financial Officer of Ambac Assurance Corporation, a Wisconsin stock insurance corporation (the "Borrower"), DO HEREBY CERTIFY that:

          1. This Certificate is furnished pursuant to Section 5.04 of the Amended and Restated Credit Agreement, dated as of December 2, 1998, among the Borrower, various Banks and Deutsche Bank AG, New York Branch, as Agent (such Credit Agreement, as in effect on the date of this Certificate, being herein called the "Credit Agreement"). Unless otherwise defined herein capitalized terms used in this Certificate have the meanings assigned to those terms in the Credit Agreement.

          2. The persons named below have been duly elected, have duly qualified as and at all times since August 1, 1998 (to and including the date hereof) have been officers of the Borrower, holding the respective offices below set opposite their names, and the signatures below set opposite their names are their genuine signatures.

Name                                    Office                             Signature
-----------------------  ------------------------------------  ----------------------------------
Frank J. Bivona          Executive Vice President and Chief
                         Financial Officer                     /s/ Frank J. Bivona
                                                               ----------------------------------

Stephen D. Cooke         Senior Vice President and General     /s/ Stephen D. Cooke
                         Counsel                               ----------------------------------

Robert W. Starr          First Vice President and Treasurer    /s/ Robert W. Starr
                                                               ----------------------------------

Anne G. Gill             Vice President, Assistant General
                         Counsel and Assistant Secretary       /s/ Anne G. Gill
                                                               ----------------------------------

          3. Attached hereto as Annex A is a certified copy of the Restated Articles of Incorporation of the Borrower, dated August 4, 1992, and filed with the Department on August 7, 1992, and the Article of Amendment dated June 11, 1997, and filed with the Department on June 12, 1997, and since June 12, 1997, there have been no amendments adopted.

          4. Attached hereto as Annex B is a true and correct certified copy of the Restated Corporate By-Laws of the Borrower, dated January 28, 1998, and filed with the Department on March 2, 1998, as in effect on January 28, 1998, together with all amendments thereto adopted through the date hereof.

          5. Attached hereto as Annex C is a true and correct copy of resolutions duly adopted by the Board of Directors of the Borrower at a meeting on December 1, 1998, at which a

                                                                       Exhibit D
                                                                          Page 2

quorum was present and acting throughout, which resolutions have not been revoked, modified, amended or rescinded and are still in full force and effect. Except as attached hereto as Annex C, no resolutions have been adopted by the Board of Directors of the Borrower which deal with the execution, delivery or performance of any of the Credit Documents, other than as may have been superseded or replaced by the resolutions attached hereto.

          6. On the date hereof, the representations and warranties contained in Section 6 of the Credit Agreement are true and correct.

          7. On the date hereof, no Default or Event of Default has occurred and is continuing.

          8. I know of no proceeding for the dissolution or liquidation of the Borrower or threatening its existence.

          IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of
                                                               ----
December, 1998.
--------

                              AMBAC ASSURANCE CORPORATION

                              /s/ Frank J. Bivona
                              -------------------

                              Name:  Frank J. Bivona
                                     Executive Vice President and Chief
                                     Financial Officer

                                                                       Exhibit D
                                                                          Page 3

I, the undersigned, Assistant Secretary of the Borrower, DO HEREBY CERTIFY that:

          1. Frank J. Bivona is the duly elected and qualified Executive Vice President and Chief Financial Officer of the Borrower and the signature above is his genuine signature.

          2. The certifications made by Frank J. Bivona in items 2, 3, 4 and 5 above are true and correct.

          3. I know of no proceeding for the dissolution or liquidation of the Borrower or threatening its existence.

          IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of
                                                               ----
December, 1998.
--------

                                 AMBAC ASSURANCE CORPORATION

                                 /s/ Anne G. Gill
                                 -----------------------------------------
                                 Name:   Anne G. Gill
                                 Title:  Vice President, Assistant General
                                         Counsel and   Assistant Secretary

                                                                       EXHIBIT F
                                                                       ---------


                      ASSIGNMENT AND ASSUMPTION AGREEMENT
                      -----------------------------------


                                                            Date _________, 19__


          Reference is made to the Credit Agreement described in Item 2 of Annex I hereto (as such Credit Agreement may hereafter be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Unless defined in Annex I hereto, terms defined in the Credit Agreement are used herein as therein defined. ___________ (the "Assignor") and __________ (the "Assignee") hereby agree as follows:

          1. The Assignor hereby sells and assigns to the Assignee without recourse and without representation or warranty (other than as expressly provided herein), and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the date hereof which represents the percentage interest specified in Item 4 of Annex I hereto (the "Assigned Share") of all of the outstanding rights and obligations under the Credit Agreement relating to the facilities listed in Item 4 of Annex I hereto, including, without limitation, (i) in the case of any assignment of all or any portion of the Commitment (if not theretofore terminated), all rights and obligations with respect to the Assigned Share of such Commitment and (ii) in the case of any assignment of outstanding Loans, all rights and obligations with respect to the Assigned Share of such outstanding Loans. After giving effect to such sale and assignment, the Assignee's Commitment and the amount of the outstanding Loans owing to the Assignee will be as set forth in Item 4 of Annex I hereto.

          2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of the Borrower's Subsidiaries or the performance or observance by the Borrower or the Borrower's Subsidiaries of any of their obligations under the Credit Agreement or the other Credit Documents to which they are a party or any other instrument or document furnished pursuant thereto.

          3. The Assignee (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement; (ii) agrees that it will, independently and without reliance upon the Assignor or any other Bank and based on

                                                                       Exhibit F
                                                                          Page 2


such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Transferee under
Section 12.04(b) of the Credit Agreement; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank and; (v) has delivered the opinion required by Section 12.04(b) of the Credit Agreement[; and
(v) to the extent legally entitled to do so, attaches the forms described in the penultimate sentence of Section 12.04(b) of the Credit Agreement/1/.

          4. Following the execution of this Assignment and Assumption Agreement by the Assignor and the Assignee, an executed original hereof (together with all attachments) will be delivered to the Agent. The effective date of this Assignment and Assumption Agreement shall be the date of execution hereof by the Assignor and the Assignee (the "Settlement Date").

          5. Upon the delivery of a fully executed original hereof to the Assignor and the Borrower, as of the Settlement Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption Agreement, have the rights and obligations of a Bank thereunder and under the other Credit Documents and (ii) the Assignor shall, to the extent provided in this Assignment and Assumption Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and the other Credit Documents.

          6. It is agreed that the Assignee shall be entitled to (i) all interest on the Assigned Share of the Loans at the rates specified in Item 6 of Annex I and (ii) all Commitment Fees (if applicable) on the Assigned Share of the Commitment at the rate specified in Item 7 of Annex I hereto; such interest and, if applicable, Commitment Fees at the rate specified in Item 9 of Annex I hereto, to be payable by the Borrower directly to the Assignee. It is further agreed that all payments of principal made on the Assigned Share of the Loans which occur on and after the Settlement Date will be payable directly by the Borrower to the Assignee. Upon the Settlement Date, the Assignee shall pay to the Assignor an amount specified by the Assignor in writing which represents the Assigned Share of the principal amount of the respective Loans made by the Assignor pursuant to the Credit Agreement which are outstanding on the Settlement Date, net of any closing costs, and which are being assigned hereunder. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Settlement Date directly between themselves on the Settlement Date.

          7. THIS ASSIGNMENT AND ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.




-----------------------

/1/ Include if the Assignee is organized under the laws of a jurisdiction outside of the United States.

                                                                       Exhibit F
                                                                          Page 3


          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Assignment and Assumption Agreement, as of the date first above written, such execution also being made on Annex I hereto.


Accepted this ____ day                  [NAME OF ASSIGNOR],
of ___________, 19__                       as Assignor


                                        By_____________________________
                                          Title:

                                        [NAME OF ASSIGNEE],
                                           as Assignee


                                        By_____________________________
                                          Title:

[Consented to as of the
date hereof:

AMBAC ASSURANCE CORPORATION


By________________________________/2/
  Title:




--------------------

/2/  Include if Assignee is not an Affiliate of Deutsche Bank AG.

                                                                         ANNEX I
                                                                         -------


                 ANNEX FOR ASSIGNMENT AND ASSUMPTION AGREEMENT



1.   Borrower:  AMBAC Assurance Corporation

2.   Name and Date of Credit Agreement:

     Amended and Restated Credit Agreement, dated as of December 2, 1998, among AMBAC Assurance Corporation, various Banks and Deutsche Bank AG, New York Branch, as Agent, as amended, modified and supplemented to the date hereof.

3.   Date of Assignment Agreement:

4.   Amounts (as of date of item #3 above):
                                                        Outstanding
                                                        Principal
                                          Commitment    of Loans
                                          -----------   -----------

     a.    Aggregate Amount               $_________    $_________
           for all Banks

     b.    Assigned Share/1/              __________%   __________%

     c.    Amount of Assigned Share       $_________]   $_________

6.   Rate of Interest to the Assignee:

     As set forth in Section 2.06 of the Credit Agreement (unless otherwise agreed to by the Assignor and the Assignee)/2/

7.   Commitment Fees:

     As set forth in Section 3.01(a) of the Credit Agreement (unless otherwise agreed to by the Assignor and the Assignee)/3/


--------------------------

/1/  Percentage taken to 12 decimal places.

/2/ AMBAC Assurance Corporation and the Agent shall direct the entire amount of the interest to the Assignee at the rate set forth in Section 2.06 of the Credit Agreement, with the Assignor and Assignee effecting the agreed upon sharing of the interest through payments by the Assignee to the Assignor.

                                                                         Annex I
                                                                          Page 2

8.   Notice:

          ASSIGNOR:

                        _____________________
                        _____________________
                        _____________________
                        _____________________
                        Attention:
                        Telephone:
                        Telecopier:
                        Reference:

          ASSIGNEE:

                        _____________________
                        _____________________
                        _____________________
                        _____________________
                        Attention:
                        Telephone:
                        Telecopier:
                        Reference:

     Payment Instructions:

          ASSIGNOR:

                        _____________________
                        _____________________
                        _____________________
                        _____________________
                        Attention:
                        Reference:


----------------------

(...continued)

/3/ AMBAC Assurance Corporation and the Agent shall direct the entire amount of the Commitment Fees to the Assignee at the rate set forth in Section 3.01(a) of the Credit Agreement, with the Assignor and the Assignee effecting the agreed upon sharing of Commitment Fees through payment by the Assignee to the Assignor.

                                                                         Annex I
                                                                          Page 3


          ASSIGNEE:

                        _____________________
                        _____________________
                        _____________________
                        _____________________
                        Attention:
                        Reference:

Accepted and Agreed:

[NAME OF ASSIGNEE]                      [NAME OF ASSIGNOR]


By______________________                By________________________
  ______________________                  ________________________
  (Print Name and Title)                  (Print Name and Title)

                                                                       EXHIBIT G
                                                                       ---------

                       Section 4.04(B) (III) Certificate
                       ---------------------------------



          Reference is hereby made to the Amended and Restated Credit Agreement, dated as of December 2, 1998, among Ambac Assurance Corporation, various Banks, and Deutsche Bank AG, New York Branch, as Agent (the "Credit Agreement"). Pursuant to the provisions of Section 4.04 (b) (iii) of the Credit Agreement, the undersigned hereby certifies that it is not a "bank" as such term is used in
Section 881(c) (3) (A) of the Internal Revenue Code of 1986, as amended.


                              [NAME OF BANK]


                              By
                                -----------------------------
                                Name:
                                Title: